Registration No. 33-31675
                                                                ICA No. 811-5979



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            [X]
                           Pre-Effective Amendment No.           [X]
                        Post-Effective Amendment No. 25          [X]

                                     and/or

                          REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940         [X]
                                Amendment No. 28                 [X]
                                ----------------
                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code
                                 (617) 375-1702

                                 Susan S. Newton
                       Senior Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of rule 485
[X]  on January 1, 2004 pursuant to paragraph (b) of rule 485
[ ]  60 days after filing pursuant to paragraph (a) of rule 485
[ ]  on (date) pursuant to paragraph (a) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

              Supplement to the John Hancock Tax-Free Income Funds
                        Prospectus dated January 1, 2004



Under "SALES CHARGE REDUCTIONS AND WAIVERS", the following waiver for Class A shares as been added under "waivers for certain investors":


o For clients of selling brokers who have a signed agreement with John Hancock Funds, investments of proceeds from a non-John Hancock mutual fund redeemed within the past 120 days on which a sales charge or CDSC was paid. This waiver applies only to investments made on or before February 27, 2004. To determine if your broker/dealer is participating, refer to jhfunds.com or call 1-800-225-5291 and indicate on your application that you qualify.






January 1, 2004

Sign up for electronic delivery at www.jhancock.com/funds/edelivery
--------------------------------------------------------------------------------

                             JOHN HANCOCK
--------------------------------------------------------------------------------


Prospectus 1.1.04            Tax-free income funds


                             California Tax-Free Income Fund

                             High Yield Municipal Bond Fund

                             Massachusetts Tax-Free Income Fund

                             New York Tax-Free Income Fund

                             Tax-Free Bond Fund










                             As with all mutual funds, the Securities and
                             Exchange Commission has not approved or
                             disapproved these funds or determined whether the
[JOHN HANCOCK LOGO]          information in this prospectus is adequate and
-------------------          accurate. Anyone who indicates otherwise is
 JOHN HANCOCK FUNDS          committing a federal crime.

Contents
--------------------------------------------------------------------------------

A fund-by-fund summary of              California Tax-Free Income Fund         4
goals, strategies, risks,
performance and expenses.              High Yield Municipal Bond Fund          6

                                       Massachusetts Tax-Free Income Fund      8

                                       New York Tax-Free Income Fund          10

                                       Tax-Free Bond Fund                     12


Policies and instructions for          Your account
opening, maintaining and
closing an account in any              Choosing a share class                 14
tax-free income fund.
                                       How sales charges are calculated       14

                                       Sales charge reductions and waivers    15

                                       Opening an account                     16

                                       Buying shares                          17

                                       Selling shares                         18

                                       Transaction policies                   20

                                       Dividends and account policies         20

                                       Additional investor services           21


Further information on the             Fund details
tax-free income funds.
                                       Business structure                     22

                                       Management biographies                 23

                                       Financial highlights                   24

                                       For more information           back cover

Overview
--------------------------------------------------------------------------------

JOHN HANCOCK TAX-FREE INCOME FUNDS
These funds seek to offer income that is exempt from federal and, in some cases, state and local income tax. Each fund has its own strategy and its own risk profile. Each fund invests primarily in municipal securities exempt from federal (and in some funds, state) income tax. However, a portion of a tax-free fund's income may be subject to these taxes, as well as the federal alternative minimum tax.

WHO MAY WANT TO INVEST
These funds may be appropriate for investors who:
o are in higher income brackets
o want regular monthly income
o are interested in lowering their income tax burden
o pay California, Massachusetts or New York income tax (state-specific funds)

Tax-free income funds may NOT be appropriate if you:
o are not subject to a high level of state or federal income tax
o are seeking an investment for a tax-deferred retirement account
o are investing for maximum return over a long time horizon
o require absolute stability of your principal

RISKS OF MUTUAL FUNDS
Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.


THE MANAGEMENT FIRM
All John Hancock tax-free income funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of September 30, 2003 managed approximately $28 billion in assets.


FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC] Main risks The major risk factors associated with the fund.

[GRAPHIC] Past performance The fund's total return, measured year-by-year and over time.

[GRAPHIC] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

California Tax-Free Income Fund

GOAL AND STRATEGY

[GRAPHIC] The fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes. In pursuing this goal, the fund normally invests at least 80% of its assets in securities of any maturity exempt from federal and California personal income taxes. Most of these securities are investment-grade when purchased, but the fund may invest up to 20% of assets in junk bonds rated BB/Ba and their unrated equivalents.


In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund.


The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[GRAPHIC] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund'srisks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2003 return as of 9-30-03: 1.90%
Best quarter: Q1 '95, 9.23%


Worst quarter: Q1 '94, -6.58%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]


================================================================================
Class A calendar year total returns (without sales charges)
================================================================================

  1993    1994    1995   1996    1997   1998    1999    2000   2001   2002

13.59%  -9.29%  21.91%  4.48%  10.13%  6.65%  -2.84%  11.26%  3.87%  7.99%

================================================================================
Average annual total returns (including sales charge) for period ending 12-31-02
================================================================================
                                             1 year   5 year   10 year   Life of
                                                                         Class C
Class A before tax                            3.12%    4.31%     5.97%        --
Class A after tax on distributions            3.12%    4.31%     5.87%        --
Class A after tax on distributions, with      3.77%    4.42%     5.81%        --
sale
Class B before tax                            2.08%    4.13%     5.82%        --
Class C before tax (began 4-1-99)             5.01%       --        --     3.88%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index          9.60%    6.06%     6.71%     6.11%

MAIN RISKS

[GRAPHIC] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in California issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those regarding taxes) and the possibility of credit problems.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could under-perform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[GRAPHIC] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

================================================================================
Shareholder transaction expenses(1)                  Class A   Class B   Class C
================================================================================

Maximum sales charge (load)                             4.50%    5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                4.50%    none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is        none(2)    5.00%     1.00%
less

================================================================================
Annual operating expenses                            Class A   Class B   Class C
================================================================================

Management fee                                          0.55%    0.55%     0.55%
Distribution and service (12b-1) fees                   0.15%    1.00%     1.00%
Other expenses                                          0.14%    0.14%     0.14%
Total fund operating expenses                           0.84%    1.69%     1.69%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

================================================================================
Expenses                                      Year 1   Year 3   Year 5   Year 10
================================================================================
Class A                                         $532     $706    $ 895    $1,441
Class B with redemption                         $672     $833   $1,118    $1,772
Class B without redemption                      $172     $533    $ 918    $1,772
Class C with redemption                         $369     $627   $1,009    $2,078
Class C without redemption                      $270     $627   $1,009    $2,078

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGERS



Dianne Sales, CFA
Joined fund team in 1995


James T. Colby, III
Joined fund team in 2003


See page 22 for the management biographies.

FUND CODES
Class A    Ticker              TACAX
           CUSIP               41014R108
           Newspaper           CATxFA
           SEC number          811-5979
           JH fund number      53

Class B    Ticker              TSCAX
           CUSIP               41014R207
           Newspaper           CATxFB
           SEC number          811-5979
           JH fund number      153

Class C    Ticker              TCCAX
           CUSIP               41014R306
           Newspaper           --
           SEC number          811-5979
           JH fund number      553

High Yield Municipal Bond Fund

GOAL AND STRATEGY

[GRAPHIC] The fund seeks a high level of current income that is largely exempt from federal income tax consistent with preservation of capital. In pursuing this goal, the fund normally invests at least 80% of its assets in municipal bonds of any maturity with credit ratings from A to BB/Ba and their unrated equivalents. The fund may also invest up to 5% of assets in bonds rated as low as CC/Ca and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds.


In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund.


The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[GRAPHIC]The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund'srisks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class B, total returns


2003 return as of 9-30-03: 3.02%


Best quarter: Q1 '95, 7.62%
Worst quarter: Q1 '94, -4.18%

After-tax returns
After-tax returns are shown for Class B shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]


================================================================================
Class B calendar year total returns (without sales charges)
================================================================================

  1993    1994    1995   1996   1997   1998    1999   2000   2001   2002

11.57%  -5.70%  18.89%  0.60%  8.81%  4.69%  -4.48%  4.60%  3.70%  4.29%

================================================================================
Average annual total returns (including sales charge) for periods ending
12-31-02
================================================================================
                                       1 year  5 year  10 year  Life of  Life of
                                                                Class A  Class C
Class A before tax (began 12-31-93)     0.32%   2.23%       --    3.90%       --
Class B before tax                     -0.65%   2.10%    4.59%       --       --
Class B after tax on distributions     -0.65%   2.10%    4.54%       --       --
Class B after tax on distributions,
with sale                               1.73%   2.70%    4.78%       --       --
Class C before tax (began 4-1-99)       2.21%      --       --       --    1.62%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index    9.60%   6.06%    6.71%    6.10%    6.11%

MAIN RISKS

[GRAPHIC] The major factors in this fund's performance are credit risk and interest rates. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because their issuers are often in relatively weak financial health, junk bonds could make the fund more sensitive to market or economic shifts, and to the risk of default of a particular bond. In general, investors should expect fluctua-tions in share price, yield and total return that are above average for bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o If the fund invests heavily in securities from a given state or region, its performance could be disproportionately affected by political or demographic factors in that state or region.

o Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[GRAPHIC] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

================================================================================
Shareholder transaction expenses(1)                  Class A   Class B   Class C
================================================================================
Maximum sales charge (load)                             4.50%    5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                4.50%    none      1.00%
Maximum deferred sales charge (load) as a % of
purchase or sale price, whichever is less             none(2)    5.00%     1.00%


================================================================================
Annual operating expenses                            Class A   Class B   Class C
================================================================================
Management fee                                         0.60%     0.60%     0.60%
Distribution and service (12b-1) fees                  0.25%     1.00%     1.00%
Other expenses                                         0.26%     0.26%     0.26%
Total fund operating expenses                          1.11%     1.86%     1.86%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

================================================================================
Expenses                                      Year 1   Year 3   Year 5   Year 10
================================================================================
Class A                                         $558     $787   $1,034    $1,741
Class B with redemption                         $689     $885   $1,026    $1,984
Class B without redemption                      $189     $585   $1,006    $1,984
Class C with redemption                         $386     $679   $1,096    $2,258
Class C without redemption                      $287     $679   $1,096    $2,258


(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================


PORTFOLIO MANAGERS

James T. Colby, III
Joined fund team in 2003


Dianne Sales, CFA
Joined fund team in 1995

See page 22 for the management biographies.

F U N D    C O D E S
Class A    Ticker              JHTFX
           CUSIP               41013Y302
           Newspaper           HiYMuBdA
           SEC number          811-5968
           JH fund number      59

Class B    Ticker              TSHTX
           CUSIP               41013Y401
           Newspaper           HiYMuBdB
           SEC number          811-5968
           JH fund number      159

Class C    Ticker              JCTFX
           CUSIP               41013Y500
           Newspaper           --
           SEC number          811-5968
           JH fund number      559

Massachusetts Tax-Free Income Fund

GOAL AND STRATEGY

[GRAPHIC] The fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and Massachusetts personal income taxes.

In pursuing this goal, the fund normally invests at least 80% of its assets in securities of any maturity exempt from federal and Massachusetts personal income taxes. Most of these securities have credit ratings of A or higher when purchased, but the fund may invest up to 33.3% of assets in securities rated as low as BB/Ba and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds.


In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund.


The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[GRAPHIC] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund'srisks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2003 return as of 9-30-03: 4.12%
Best quarter: Q1 '95, 6.68%
Worst quarter: Q1 '94, -6.07%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]


================================================================================
Class A calendar year total returns (without sales charges)
================================================================================

  1993    1994    1995   1996   1997   1998    1999    2000   2001   2002

12.71%  -5.51%  16.36%  4.27%  9.34%  7.06%  -4.24%  11.74%  4.35%  9.56%

================================================================================
Average annual total returns (including sales charge) for periods ending
12-31-02
================================================================================
                                       1 year  5 year  10 year  Life of  Life of
                                                                Class B  Class C
Class A before tax                      4.61%   4.58%    5.86%       --       --
Class A after tax on distributions      4.61%   4.57%    5.82%       --       --
Class A after tax on distributions,
with sale                               4.63%   4.63%    5.74%       --       --
Class B before tax (began 10-3-96)      3.80%   4.47%       --    5.61%       --
Class C before tax (began 4-1-99)       6.73%      --       --       --    4.38%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index    9.60%   6.06%    6.71%    6.73%*   6.11%

*As of 9-30-96.

MAIN RISKS

[GRAPHIC] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in Massachusetts issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those affecting taxes) and the possibility of credit problems.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[GRAPHIC] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

================================================================================
Shareholder transaction expenses(1)                  Class A   Class B   Class C
================================================================================
Maximum sales charge (load)                            4.50%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               4.50%      none     1.00%
Maximum deferred sales charge (load) as a % of
purchase or sale price, whichever is less            none(2)     5.00%     1.00%


================================================================================
Annual operating expenses                            Class A   Class B   Class C
================================================================================
Management fee                                         0.50%     0.50%     0.50%
Distribution  and  service (12b-1) fees                0.30%     1.00%     1.00%
Other expenses                                         0.22%     0.22%     0.22%
Total fund operating expenses                          1.02%     1.72%     1.72%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

================================================================================
Expenses                                      Year 1   Year 3   Year 5   Year 10
================================================================================
Class A                                         $549     $760     $988    $1,642
Class B with redemption                         $675     $842   $1,133    $1,845
Class B without redemption                      $175     $542     $933    $1,845
Class C with redemption                         $372     $636   $1,024    $2,110
Class C without redemption                      $273     $636   $1,024    $2,110


(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================


PORTFOLIO MANAGERS

James T. Colby, III
Joined fund team in 2003


Dianne Sales, CFA
Joined fund team in 1995

See page 22 for the management biographies.

FUND CODES
Class A    Ticker              JHMAX
           CUSIP               410229207
           Newspaper           MATxFA
           SEC number          811-5079
           JH fund number      77

Class B    Ticker              JHMBX
           CUSIP               410229405
           Newspaper           --
           SEC number          811-5079
           JH fund number      177

Class C    Ticker              JMACX
           CUSIP               410229603
           Newspaper           --
           SEC number          811-5079
           JH fund number      577

New York Tax-Free Income Fund

GOAL AND STRATEGY

[GRAPHIC] The fund seeks a high level of current income consistent with preservation of capital that is exempt from federal, New York State and New York City personal income taxes.

In pursuing this goal, the fund normally invests at least 80% of its assets in securities of any maturity exempt from federal and New York personal income taxes. Most of these securities have credit ratings of A or higher when purchased, but the fund may invest up to 33.3% of assets in bonds rated as low as BB/Ba and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds.


In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund.


The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[GRAPHIC] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund'srisks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2003 return as of 9-30-03: 2.40%
Best quarter: Q1 '95, 6.64%
Worst quarter: Q1 `94, -5.54%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]


================================================================================
Class A calendar year total returns (without sales charges)
================================================================================
  1993    1994    1995   1996   1997   1998    1999    2000   2001   2002

13.78%  -6.48%  17.09%  3.65%  9.50%  6.28%  -4.39%  13.10%  3.80%  8.60%

================================================================================
Average annual total returns (including sales charge) for periods ending
12-31-02
================================================================================
                                       1 year  5 year  10 year  Life of  Life of
                                                                Class B  Class C
Class A before tax                      3.71%   4.35%    5.76%       --       --
Class A after tax on distributions      3.71%   4.30%    5.70%       --       --
Class A after tax on distributions,
with sale                               4.08%   4.42%    5.65%       --       --
Class B before tax (began 10-3-96)      2.85%   4.25%       --    5.35%       --
Class C before tax (began 4-1-99)       5.08%      --       --       --    4.32%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index    9.60%   6.06%    6.71%    6.73%*   6.11%

*As of 9-30-96.

MAIN RISKS

[GRAPHIC] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those affecting taxes) and the legacy of past credit problems of New York City and other issuers.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could under-perform its peers or lose money.

To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o If the fund invests heavily in a single issuer, its performance could suffer sig-nificantly from adverse events affecting that issuer.

o Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[GRAPHIC] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

================================================================================
Shareholder transaction expenses(1)                  Class A   Class B   Class C
================================================================================
Maximum sales charge (load)                             4.50%    5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                4.50%     none     1.00%
Maximum deferred sales charge (load) as a % of
purchase or sale price, whichever is less              none(2)   5.00%     1.00%


================================================================================
Annual operating expenses                            Class A   Class B   Class C
================================================================================
Management fee                                         0.50%     0.50%     0.50%
Distribution and service (12b-1) fees                  0.30%     1.00%     1.00%
Other expenses                                         0.22%     0.22%     0.22%
Total fund operating expenses                          1.02%     1.72%     1.72%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

================================================================================
Expenses                                      Year 1   Year 3   Year 5   Year 10
================================================================================
Class A                                         $549     $760     $988    $1,642
Class B with redemption                         $675     $842   $1,133    $1,845
Class B without redemption                      $175     $542     $933    $1,845
Class C with redemption                         $372     $636   $1,024    $2,110
Class C without redemption                      $273     $636   $1,024    $2,110


(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================


PORTFOLIO MANAGERS

James T. Colby, III
Joined fund team in 2003


Dianne Sales, CFA
Joined fund team in 1995

See page 22 for the management biographies.

F U N D    C O D E S
Class A    Ticker              JHNYX
           CUSIP               410229306
           Newspaper           NYTxFA
           SEC number          811-5079
           JH fund number      76

Class B    Ticker              JNTRX
           CUSIP               410229504
           Newspaper           --
           SEC number          811-5079
           JH fund number      176

Class C    Ticker              JNYCX
           CUSIP               410229702
           Newspaper           --
           SEC number          811-5079
           JH fund number      576

Tax-Free Bond Fund

GOAL AND STRATEGY

[GRAPHIC] The fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. In pursuing this goal, the fund normally invests at least 80% of its assets in tax-exempt debt obligations of any maturity. Most of these bonds are investment-grade when purchased, but the fund may also invest up to 35% of assets in junk bonds rated BB/Ba or B and their unrated equivalents.


In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to spe-cific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund. The fund may invest up to 25% of assets in private activity bonds.


The management team also favors bonds with limitations on whether they can be called, or redeemed by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[GRAPHIC] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund'srisks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns


2003 return as of 9-30-03: 3.08%


Best quarter: Q1 '95, 8.82%
Worst quarter: Q1 `94, -7.06%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]


================================================================================
Class A calendar year total returns (without sales charges)
================================================================================

  1993    1994    1995   1996   1997   1998    1999    2000   2001   2002

15.13%  -9.26%  20.22%  4.15%  9.81%  5.50%  -3.50%  10.40%  2.54%  7.17%

================================================================================
Average annual total returns (including sales charge) for periods ending
12-31-02
================================================================================
                                                1 year  5 year  10 year  Life of
                                                                         Class C
Class A before tax                               2.33%   3.37%    5.42%       --
Class A after tax on distributions               2.33%   3.35%    5.28%       --
Class A after tax on distributions, with sale    3.41%   3.69%    5.36%       --
Class B before tax                               1.37%   3.20%    5.27%       --
Class C before tax (began 4-1-99)                4.34%      --       --    3.02%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index             9.60%   6.06%    6.71%    6.11%

MAIN RISKS

[GRAPHIC] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Junk bonds may make the fund more sensitive to market or economic shifts. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund invests in other securities with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in securities from a given state or region, its performance could be disproportionately affected by political or demographic factors in that state or region.

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[GRAPHIC] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

================================================================================
Shareholder transaction expenses(1)                  Class A   Class B   Class C
================================================================================
Maximum sales charge (load)                            4.50%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               4.50%      none     1.00%
Maximum deferred sales charge (load) as a % of
purchase or sale price, whichever is less            none(2)     5.00%     1.00%


================================================================================
Annual operating expenses                            Class A   Class B   Class C
================================================================================
Management fee                                         0.54%     0.54%     0.54%
Distribution and service (12b-1) fees                  0.25%     1.00%     1.00%
Other expenses                                         0.19%     0.19%     0.19%
Total fund operating expenses                          0.98%     1.73%     1.73%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

================================================================================
Expenses                                      Year 1   Year 3   Year 5   Year 10
================================================================================
Class A                                         $545     $748     $967    $1,597
Class B with redemption                         $676     $845   $1,139    $1,842
Class B without redemption                      $176     $545     $939    $1,842
Class C with redemption                         $373     $639   $1,029    $2,121
Class C without redemption                      $274     $639   $1,029    $2,121


(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================


PORTFOLIO MANAGERS

James T. Colby, III
Joined fund team in 2003


Dianne Sales, CFA
Joined fund team in 1995

See page 22 for the management biographies.

F U N D    C O D E S
Class A    Ticker              TAMBX
           CUSIP               41013Y104
           Newspaper           TFBdA
           SEC number          811-5968
           JH fund number      52

Class B    Ticker              TSMBX
           CUSIP               41013Y203
           Newspaper           TFBdB
           SEC number          811-5968
           JH fund number      152

Class C    Ticker              TBMBX
           CUSIP               41013Y609
           Newspaper           --
           SEC number          811-5968
           JH fund number      552

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

================================================================================
Class A
================================================================================
o A front-end sales charge, as described below.

o Distribution and service (12b-1) fees of 0.15% for California Tax-Free Income, 0.25% for High Yield Municipal Bond and Tax-Free Bond, and 0.30% for Massachusetts Tax-Free Income and New York Tax-Free Income.

================================================================================
Class B
================================================================================
o No front-end sales charge; all your money goes to work for you right away. o Distribution and service (12b-1) fees of 1.00%. o A deferred sales charge, as described at right.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

================================================================================
Class C
================================================================================
o A front-end sales charge, as described at right. o Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:
================================================================================
Class A sales charges
================================================================================
                                                As a % of         As a % of your
Your investment                                 offering price    investment
Up to $99,999                                   4.50%             4.71%
$100,000 - $249,999                             3.75%             3.90%
$250,000 - $499,999                             3.00%             3.09%
$500,000 - $999,999                             2.00%             2.04%
$1,000,000 and over                             See next column

================================================================================
Class C sales charges
================================================================================
                                                As a % of         As a % of your
Your investment                                 offering price    investment
Up to $1,000,000                                1.00%             1.01%
$1,000,000 and over                             none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

================================================================================
CDSC on $1 million+ investments
================================================================================
                                                                  CDSC on shares
Your investment                                                   being sold
First $1M - $4,999,999                                            1.00%
Next $1 - $5M above that                                          0.50%
Next $1 or more above that                                        0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

================================================================================
Class B deferred charges
================================================================================
Years after                                                       CDSC on shares
purchase                                                          being sold
1st year                                                          5.00%
2nd year                                                          4.00%
3rd year                                                          3.00%
4th year                                                          3.00%
5th year                                                          2.00%
6th year                                                          1.00%
After 6th year                                                    none

================================================================================
Class C deferred charges
================================================================================
Years after purchase                                              CDSC
1st year                                                          1.00%
After 1st year                                                    none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

14 YOUR ACCOUNT

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

================================================================================
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o to make payments through certain systematic withdrawal plans
o to make certain distributions from a retirement plan
o because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)


Class C shares may be offered without front-end sales charges to various individuals and institutions when purchased through a Merrill Lynch omnibus account, or Edward Jones, UBS Financial Securities LLC, Quick & Reilly, Inc., Raymond James Financial Services or Raymond James & Associates, Wedbush Morgan Securities, Inc., Stifel Nicolaus & Company Incorporated, Wachovia Securities LLC, Wachovia Securities Financial Network LLC, RBC Dain Rauscher, Legg Mason Wood Walker, Inc. LPL Financial Services and First Clearing LLC. However, a CDSC may apply if the shares are sold within 12 months of purchase.


To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).


                                                                 YOUR ACCOUNT 15

================================================================================
OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

  o non-retirement account: $1,000
  o group investments: $250
  o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
  o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening a trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

YOUR ACCOUNT 16

================================================================================
Buying shares
================================================================================
              Opening an account                Adding to an account
--------------------------------------------------------------------------------
By check
--------------------------------------------------------------------------------
[Graphic]     o Make out a check for the        o Make out a check for the
                investment amount, payable to     investment amount payable to
                "John Hancock Signature           "John Hancock Signature
                Services, Inc."                   Services, Inc."

              o Deliver the check and your      o Fill out the detachable
                completed application to your     investment slip from an
                financial representative, or      account statement. If no slip
                mail them to Signature            is available, include a note
                Services (address below).         specifying the fund name,
                                                  your share class, your
                                                  account number and the
                                                  name(s) in which the account
                                                  is registered.

                                                o Deliver the check and your
                                                  investment slip or note to
                                                  your financial
                                                  representative, or mail them
                                                  to Signature Services
                                                  (address below).

--------------------------------------------------------------------------------
By exchange
--------------------------------------------------------------------------------
[GRAPHIC]     o Call your financial             o Log on to www.jhfunds.com to
                representative or Signature       process exchanges between
                Services to request an            funds.
                exchange.
                                                o Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch tone phone at
                                                  1-800-338-8080.

                                                o Call your financial
                                                  representative or Signature
                                                  Services to request an
                                                  exchange.

--------------------------------------------------------------------------------
By wire
--------------------------------------------------------------------------------
[GRAPHIC]     o Deliver your completed          o Instruct your bank to wire
                application to your financial     the amount of your investment
                w representative, or mail it      to:
                to Signature Services.              First Signature Bank & Trust
                                                    Account # 900000260
              o Obtain your account number by       Routing # 211475000
                calling your financial
                representative or Signature     Specify the fund name, your
                Services.                       share class, your account
                                                number and the name(s) in which
              o Instruct your bank to wire      the account is registered. Your
                the amount of your investment   bank may charge a fee to wire
                to:                             funds.
                  First Signature Bank & Trust
                  Account # 900000260
                  Routing # 211475000

              Specify the fund name, your
              choice of share class, the new
              account number and the name(s)
              in which the account is
              registered. Your bank may
              charge a fee to wire funds.

--------------------------------------------------------------------------------
By Internet
--------------------------------------------------------------------------------
[GRAPHIC]     See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.

                                                o Complete the "Bank
                                                  Information" section on your
                                                  account application.

                                                o Log on to www.jhfunds.com to
                                                  initiate purchases using your
                                                  authorized bank account.

--------------------------------------------------------------------------------
By phone
--------------------------------------------------------------------------------
[GRAPHIC]     See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.

                                                o Complete the "Bank
                                                  Information" section on your
                                                  account application.

                                                o Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch-tone phone at
                                                  1-800-338-8080.

                                                o Call your financial
                                                  representative or Signature
                                                  Services between 8 A.M. and 4
                                                  P.M. Eastern Time on most
                                                  business days.

                                                To open or add to an account
                                                using the Monthly Automatic
                                                Accumulation Program, see
                                                "Additional investor services."

                   ---------------------------------------------
                   Address:
                   John Hancock Signature Services, Inc.
                   1 John Hancock Way, Suite 1000
                   Boston, MA 02217-1000

                   Phone Number: 1-800-225-5291

                   Or contract your financial representative for
                   Instructions and assistance.
                   ---------------------------------------------

                                                                 17 YOUR ACCOUNT

================================================================================
Selling shares
================================================================================
              Designed for                      To sell some or all of your
                                                shares
--------------------------------------------------------------------------------
By letter
--------------------------------------------------------------------------------
[GRAPHIC]     o Accounts of any type.           o Write a letter of instruction
                                                  or complete a stock power
              o Sales of any amount.              indicating the fund name,
                                                  your share class, your
                                                  account number, the name(s)
                                                  in which the account is
                                                  registered and the dollar
                                                  value or number of shares you
                                                  wish to sell.

                                                o Include all signatures and
                                                  any additional documents that
                                                  may be required (see next
                                                  page).

                                                o Mail the materials to
                                                  Signature Services.

                                                o A check will be mailed to the
                                                  name(s) and address in which
                                                  the account is registered, or
                                                  otherwise according to your
                                                  letter of instruction.

--------------------------------------------------------------------------------
By Internet
--------------------------------------------------------------------------------
[GRAPHIC]     o Most accounts.                  o Log on to www.jhfunds.com to
                                                  initiate redemptions from
              o Sales of up to $100,000.          your funds.

--------------------------------------------------------------------------------
By phone
--------------------------------------------------------------------------------
[GRAPHIC]     o Most accounts.                  o Call EASI-Line for automated
                                                  service 24 hours a day using
              o Sales of up to $100,000.          your touch tone phone at
                                                  1-800-338-8080.

                                                o Call your financial
                                                  representative or Signature
                                                  Services between 8 A.M. and 4
                                                  P.M. Eastern Time on most
                                                  business days.

--------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
--------------------------------------------------------------------------------
[GRAPHIC]     o Requests by letter to sell      o To verify that the Internet
                any amount.                       or telephone redemption
                                                  privilege is in place on an
              o Requests by Internet or phone     account, or to request the
                to sell up to $100,000.           form to add it to an existing
                                                  account, call Signature
                                                  Services.

                                                o Amounts of $1,000 or more
                                                  will be wired on the next
                                                  business day. A $4 fee will
                                                  be deducted from your
                                                  account.

                                                o Amounts of less than $1,000
                                                  may be sent by EFT or by
                                                  check. Funds from EFT
                                                  transactions are generally
                                                  available by the second
                                                  business day. Your bank may
                                                  charge a fee for this
                                                  service.

--------------------------------------------------------------------------------
By exchange
--------------------------------------------------------------------------------
[GRAPHIC]     o Accounts of any type.           o Obtain a current prospectus
                                                  for the fund into which you
              o Sales of any amount.              are exchanging by Internet or
                                                  by calling your financial
                                                  representative or Signature
                                                  Services.

                                                o Log on to www.jhfunds.com to
                                                  process exchanges between
                                                  your funds.

                                                o Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch tone phone at
                                                  1-800-338-8080.

                                                o Call your financial
                                                  representative or Signature
                                                  Services to request an
                                                  exchange.

To sell shares through a systematic withdrawal plan, see
"Additional investor services."

YOUR ACCOUNT 18

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

                                                                       [GRAPHIC]
================================================================================
Seller                                   Requirements for written requests
================================================================================
Owners of individual, joint or           o Letter of instruction.
UGMA/UTMA accounts (custodial accounts
for minors).                             o On the letter, the signatures of all
                                           persons authorized to sign for the
                                           account, exactly as the account is
                                           registered.

                                         o Signature guarantee if applicable
                                           (see above).
--------------------------------------------------------------------------------
Owners of corporate, sole                o Letter of instruction.
proprietorship, general partner or
association accounts.                    o Corporate business/organization
                                           resolution, certified within the
                                           past 12 months, or a John Hancock
                                           Funds business/organization
                                           certification form.

                                         o On the letter and the resolution,
                                           the signature of the person(s)
                                           authorized to sign for the account.

                                         o Signature guarantee if applicable
                                           (see above).
--------------------------------------------------------------------------------
Owners or trustees of trust accounts.    o Letter of instruction.

                                         o On the letter, the signature(s) of
                                           the trustee(s).

                                         o Copy of the trust document certified
                                           within the past 12 months, or a John
                                           Hancock Funds trust certification
                                           form.

                                         o Signature guarantee if applicable
                                           (see above).
--------------------------------------------------------------------------------
Joint tenancy shareholders with rights   o Letter of instruction signed by
of survivorship whose co-tenants are       surviving tenant.
deceased.
                                         o Copy of death certificate.

                                         o Signature guarantee if applicable
                                           (see above).
--------------------------------------------------------------------------------
Executors of shareholder estates.        o Letter of instruction signed by
                                           executor.

                                         o Copy of order appointing executor,
                                           certified within the past 12 months.

                                         o Signature guarantee if applicable
                                           (see above).
--------------------------------------------------------------------------------
Administrators, conservators,            o Call 1-800-225-5291 for instructions.
guardians and other sellers or account
types not listed above.
                                    --------------------------------------------
                                    Address:
                                    John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

                                    Phone Number: 1-800-225-5291

                                    Or contact your financial representative for
                                    instructions and assistance.
                                    --------------------------------------------

                                                                 19 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.


The funds do not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase fund expenses. To protect the interests of other investors in the fund, a fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the fund, are engaging in market timing. For these purposes, a fund may consider an investor's trading history in that fund or other John Hancock funds, and accounts under common ownership or control. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Account Information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the NAV minus any applicable sales charges and take other steps that it deems reasonable.


Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Eligibility by state You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o after any changes of name or address of the registered owner(s)
o in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Most of these funds' dividends are income dividends. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.

YOUR ACCOUNT 20

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Each fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.

Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Taxable dividends paid in January may be taxable as if they had been paid the previous December.

The state tax-free income funds intend to comply with certain state tax requirements so that their income dividends will generally be exempt from state and local personal income taxes in the applicable state. Dividends of the other tax-free income funds are generally not exempt from state and local income taxes.

The tax information that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. Because of certain tax implications, tax-free income funds are not appropriate investments for qualified retirement plans. To find out more, call Signature Services at 1-800-225-5291.


                                                                 21 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock tax-free income funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Massachusetts Tax-Free Income and New York Tax-Free Income funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees have the power to change the focus of each fund's 80% investment policy without shareholder approval.

A fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Management fees The management fees paid to the investment adviser by the John Hancock tax-free income funds last fiscal year are as follows:

================================================================================
Fund                                                             % of net assets
================================================================================
California Tax-Free Income Fund                                  0.55%
High Yield Municipal Bond Fund                                   0.60%
Massachusetts Tax-Free Income Fund                               0.50%
New York Tax-Free Income Fund                                    0.50%
Tax-Free Bond Fund                                               0.54%

                                  ============
                                  Shareholders
                                  ============

                       =====================================
                            Financial services firms and
                                their representatives
  Distribution and
shareholder serivces   Advise current and prospective share-
                         holders on their fund investments,
                         often in the context of an overall
                                   financial plan.
                       =====================================

=======================================    =====================================
        Principal distributor                          Transfer agent

       John Hancock Funds, LLC             John Hancock Signature Services, Inc.

  Markets the funds and distributes            Handles shareholder services,
   shares through selling brokers,             including record-keeping and
financial planners and other financial     statements, distribution of dividends
           representatives.                    and processing of buy and sell
======================================                   requests.
                                           =====================================

================================      ============================
       Investment Adviser                       Custodian

   John Hancock Advisers, LLC             The Bank of New York
     101 Huntington Avenue                   One Wall Street
     Boston, MA 02199-7603                 New York, NY 10286           Asset
                                                                      Management
Manages the funds' business and         Holds the funds' assets,
     investment activities.           settles all portfolio trades
================================        and collects most of the
                                       valuation data required for
                                       calculating the funds' NAV.
                                      ============================

                         ==============================
                                     Trustee

                         Oversee the funds' activities.
                         ==============================

FUND DETAILS 22

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock tax-free income funds. It is a brief summary of their business careers over the past five years.




James T. Colby, III
-----------------------------------------
Joined John Hancock Advisers in 2003
Vice president
Old Harbor Capital Management, LLC
  (2000-2003)
Evergreen Investment Management
  (1992-2000)
Began business career in 1980


Dianne Sales, CFA
-----------------------------------------
Joined John Hancock Advisers in 1989
Vice president
Began business career in 1984


                                                                 23 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

California Tax-Free Income Fund
Figures audited by Deloitte & Touche, LLP.


CLASS A SHARES PERIOD ENDED:                              8-31-99(1)   8-31-00(1)   8-31-01(1)   8-31-02(1,2)   8-31-03
=======================================================================================================================
PER SHARE OPERATING PERFORMANCE
=======================================================================================================================
Net asset value, beginning of period                       $11.19       $10.65       $10.69       $11.11         $11.06
Net investment income(3)                                     0.56         0.56         0.54         0.54           0.53
Net realized and unrealized gain (loss) on investments      (0.54)        0.04         0.42        (0.06)         (0.47)
Total from investment operations                             0.02         0.60         0.96         0.48           0.06
Less distributions
From net investment income                                  (0.56)       (0.56)       (0.54)       (0.53)         (0.52)
Net asset value, end of period                             $10.65       $10.69       $11.11       $11.06         $10.60
Total return(4) (%)                                          0.11(5)      5.93(5)      9.26(5)      4.52(5)        0.48
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
=======================================================================================================================
Net assets, end of period (in millions)                      $307         $306         $331         $347           $308
Ratio of expenses to average net assets (%)                  0.75         0.75         0.80         0.84           0.84
Ratio of adjusted expenses to average net assets(6) (%)      0.82         0.84         0.82         0.84             --
Ratio of net investment income to average net assets (%)     5.06         5.39         5.01         4.95           4.79
Portfolio turnover (%)                                          3           11           14           15             18

CLASS B SHARES PERIOD ENDED:                              8-31-99(1)   8-31-00(1)   8-31-01(1)   8-31-02(1,2)   8-31-03
=======================================================================================================================
PER SHARE OPERATING PERFORMANCE
=======================================================================================================================
Net asset value, beginning of period                       $11.19       $10.65       $10.69       $11.11         $11.06
Net investment income(3)                                     0.48         0.48         0.46         0.45           0.44
Net realized and unrealized gain (loss) on investments      (0.54)        0.04         0.42        (0.06)         (0.47)
Total from investment operations                            (0.06)        0.52         0.88         0.39          (0.03)
Less distributions
From net investment income                                  (0.48)       (0.48)       (0.46)       (0.44)         (0.43)
Net asset value, end of period                             $10.65       $10.69       $11.11       $11.06         $10.60
Total return(4) (%)                                         (0.63)(5)     5.14(5)      8.45(5)      3.67(5)       (0.37)
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
=======================================================================================================================
Net assets, end of period (in millions)                       $99          $81          $80          $65            $55
Ratio of expenses to average net assets (%)                  1.50         1.50         1.55         1.65           1.69
Ratio of adjusted expenses to average net assets(6) (%)      1.67         1.69         1.67         1.69             --
Ratio of net investment income to average net assets (%)     4.31         4.64         4.26         4.14           3.95
Portfolio turnover (%)                                          3           11           14           15             18


FUND DETAILS 24

California Tax-Free Income Fund continued


CLASS C SHARES PERIOD ENDED:                              8-31-99(1,7)   8-31-00(1)   8-31-01(1)   8-31-02(1,2)   8-31-03
=========================================================================================================================
PER SHARE OPERATING PERFORMANCE
=========================================================================================================================
Net asset value, beginning of period                      $11.14          $10.65       $10.69       $11.11         $11.06
Net investment income(3)                                    0.18            0.47         0.45         0.45           0.43
Net realized and unrealized gain (loss) on investments     (0.49)           0.04         0.42        (0.06)         (0.47)
Total from investment operations                           (0.31)           0.51         0.87         0.39          (0.04)
Less distributions
From net investment income                                 (0.18)          (0.47)       (0.45)       (0.44)         (0.42)
Net asset value, end of period                            $10.65          $10.69       $11.11       $11.06         $10.60
Total return(4) (%)                                        (2.77)(5,8)      5.03(5)      8.34(5)      3.64(5)       (0.37)

Net assets, end of period (in millions)                       $1              $3           $4           $8             $9
Ratio of expenses to average net assets (%)                1.609            1.60         1.65         1.69           1.69
Ratio of adjusted expenses to average net assets(6)%)      1.679            1.69         1.67         1.69             --
Ratio of net investment income to average net assets (%)   4.209            4.54         4.16         4.10           3.93
Portfolio turnover (%)                                         3              11           14           15             18


(1) Audited by previous auditor. Ernst & Young LLP.
(2) As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.88%, 4.07% and 4.03% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.
(3) Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Does not take into consideration expense reductions during the periods shown.
(7) Class C shares began operations on 4-1-99.
(8) Not annualized.
(9) Annualized.

================================================================================


The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the periods or years ended August 31, 1999, 2000, 2001 and 2002 for Class A shares would have been 0.04%, 5.84%,
9.24% and 4.52% respectively; for Class B shares, would have been (0.80%), 4.95%, 8.33% and 3.63% and for Class C shares would have been (2.80%), 4.94%, 8.32% and 3.64%, respectively.


                                                                 25 FUND DETAILS

High Yield Municipal Bond Fund
Figures audited by Deloitte & Touche, LLP.


CLASS A SHARES PERIOD ENDED:                              8-31-99(1)   8-31-00(1)   8-31-01(1)   8-31-02(1,2)   8-31-03
=======================================================================================================================
PER SHARE OPERATING PERFORMANCE
=======================================================================================================================
Net asset value, beginning of period                        $9.65        $9.03        $8.60        $8.82          $8.43
Net investment income(3)                                     0.53         0.53         0.52         0.53           0.51
Net realized and unrealized gain (loss) on investments      (0.62)       (0.43)        0.22        (0.40)         (0.29)
Total from investment operations                            (0.09)        0.10         0.74         0.13           0.22
Less distributions
From net investment income                                  (0.53)       (0.53)       (0.52)       (0.52)         (0.51)
Net asset value, end of period                              $9.03        $8.60        $8.82        $8.43          $8.14
Total return(4,5) (%)                                       (0.98)        1.24         8.88         1.56           2.63
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
=======================================================================================================================
Net assets, end of period (in millions)                       $49          $47          $59          $74            $71
Ratio of expenses to average net assets (%)                  0.98         1.05         1.05         1.08           1.09
Ratio of adjusted expenses to average net assets(6) (%)      1.00         1.08         1.08         1.09           1.11
Ratio of net investment income to average net assets (%)     5.65         6.08         6.00         6.26           6.16
Portfolio turnover (%)                                         39           31           49           52             35

CLASS B SHARES PERIOD ENDED:                              8-31-99(1)   8-31-00(1)   8-31-01(1)   8-31-02(1,2)   8-31-03
=======================================================================================================================
PER SHARE OPERATING PERFORMANCE
=======================================================================================================================
Net asset value, beginning of period                        $9.65        $9.03        $8.60        $8.82          $8.43
Net investment income(3)                                     0.47         0.46         0.46         0.46           0.45
Net realized and unrealized gain (loss) on investments      (0.62)       (0.43)        0.22        (0.40)         (0.30)
Total from investment operations                            (0.15)        0.03         0.68         0.06           0.15
Less distributions
From net investment income                                  (0.47)       (0.46)       (0.46)       (0.45)         (0.44)
Net asset value, end of period                              $9.03        $8.60        $8.82        $8.43          $8.14
Total return(4,5) (%)                                       (1.69)        0.49         8.12         0.81           1.87
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
=======================================================================================================================
Net assets, end of period (in millions)                      $113          $81          $65          $46            $37
Ratio of expenses to average net assets (%)                  1.71         1.79         1.76         1.83           1.84
Ratio of adjusted expenses to average net assets(6) (%)      1.73         1.82         1.79         1.84           1.86
Ratio of net investment income to average net assets (%)     4.93         5.34         5.30         5.51           5.41
Portfolio turnover (%)                                         39           31           49           52             35


FUND DETAILS 26

High Yield Municipal Bond Fund continued


CLASS C SHARES PERIOD ENDED:                              8-31-99(1,7)   8-31-00(1)   8-31-01(1)   8-31-02(1,2)   8-31-03
=========================================================================================================================
PER SHARE OPERATING PERFORMANCE
=========================================================================================================================
Net asset value, beginning of period                        $9.47          $9.03        $8.60        $8.82          $8.43
Net investment income(3)                                     0.18           0.46         0.45         0.46           0.44
Net realized and unrealized gain (loss) on investments      (0.44)         (0.43)        0.22        (0.40)         (0.29)
Total from investment operations                            (0.26)          0.03         0.67         0.06           0.15
Less distributions
From net investment income                                  (0.18)         (0.46)       (0.45)       (0.45)         (0.44)
Net asset value, end of period                              $9.03          $8.60        $8.82        $8.43          $8.14
Total return(4,5) (%)                                       (2.70)(8)       0.48         8.07         0.81           1.87
=========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
=========================================================================================================================
Net assets, end of period (in millions)                        --(9)          $1           $2           $4)            $6
Ratio of expenses to average net assets (%)                  1.74(10)       1.80         1.80         1.83           1.84
Ratio of adjusted expenses to average net assets(6) (%)      1.76(10)       1.83         1.83         1.84           1.86
Ratio of net investment income to average net assets (%)     4.84(10)       5.33         5.25         5.51           5.38
Portfolio turnover (%)                                         39             31           49           52             35


(1)  Audited by previous auditor. Ernst & Young LLP.
(2) As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 6.17%, 5.42% and 5.42% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Does not take into consideration expense reductions during the periods shown.
(7)  Class C shares began operations on 4-1-99.
(8)  Not annualized.
(9)  Less than $500,000.
(10) Annualized.

================================================================================


The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the periods or years ended August 31, 1999, 2000, 2001, 2002 and 2003 for Class A shares would have been (1.00%),
1.21% , 8.85%, 1.55% and 2.61%, for Class B shares would have been (1.71%), 0.46%, 8.09%, 0.80% and 1.85% and for Class C shares would have been (2.71%), 0.45%, 8.04%, 0.80% and 1.85%, respectively.


                                                                 27 FUND DETAILS

Massachusetts Tax-Free Income Fund
Figures audited by PricewaterhouseCoopers LLP.


CLASS A SHARES PERIOD ENDED:                              8-31-99   8-31-00   8-31-01   8-31-02(1)   8-31-03
============================================================================================================
PER SHARE OPERATING PERFORMANCE
============================================================================================================
Net asset value, beginning of period                       $12.60    $11.85    $11.80    $12.41       $12.50
Net investment income(2)                                     0.64      0.64      0.59      0.58         0.57
Net realized and unrealized gain (loss) on investments      (0.75)    (0.05)     0.61      0.08        (0.13)
Total from investment operations                            (0.11)     0.59      1.20      0.66         0.44
Less distributions
From net investment income                                  (0.64)    (0.64)    (0.59)    (0.57)       (0.56)
Net asset value, end of period                             $11.85    $11.80    $12.41    $12.50       $12.38
Total return(3,4) (%)                                       (0.96)     5.16     10.44      5.54         3.57
============================================================================================================
RATIOS AND SUPPLEMENTAL DATA
============================================================================================================
Net assets, end of period (in millions)                       $58       $60       $63       $65          $66
Ratio of expenses to average net assets (%)                  0.70      0.77      0.97      1.03         1.02
Ratio of adjusted expenses to average net assets(5) (%)      1.05      1.09      1.05      1.03         1.02
Ratio of net investment income to average net assets (%)     5.16      5.54      4.90      4.72         4.54
Portfolio turnover (%)                                          6        19        17        15           13

CLASS B SHARES PERIOD ENDED:                              8-31-99   8-31-00   8-31-01   8-31-02(1)   8-31-03
============================================================================================================
PER SHARE OPERATING PERFORMANCE
============================================================================================================
Net asset value, beginning of period                       $12.60    $11.85    $11.80    $12.41       $12.50
Net investment income(2)                                     0.55      0.56      0.51      0.50         0.49
Net realized and unrealized gain (loss) on investments      (0.75)    (0.05)     0.61      0.08        (0.13)
Total from investment operations                            (0.20)     0.51      1.12      0.58         0.36
Less distributions
From net investment income                                  (0.55)    (0.56)    (0.51)    (0.49)       (0.48)
Net asset value, end of period                             $11.85    $11.80    $12.41    $12.50       $12.38
Total return(3,4) (%)                                       (1.66)     4.43      9.67      4.80         2.85
============================================================================================================
RATIOS AND SUPPLEMENTAL DATA
============================================================================================================
Net assets, end of period (in millions)                       $13       $14       $19       $23          $23
Ratio of expenses to average net assets (%)                  1.40      1.47      1.67      1.73         1.72
Ratio of adjusted expenses to average net assets(5) (%)      1.75      1.79      1.75      1.73         1.72
Ratio of net investment income to average net assets (%)     4.46      4.84      4.20      4.02         3.83
Portfolio turnover (%)                                          6        19        17        15           13

FUND DETAILS 28

Massachusetts Tax-Free Income Fund continued

CLASS C SHARES PERIOD ENDED:                              8-31-99(6)   8-31-00   8-31-01   8-31-02(1)   8-31-03
===============================================================================================================
PER SHARE OPERATING PERFORMANCE
===============================================================================================================
Net asset value, beginning of period                       $12.46       $11.85    $11.80    $12.41       $12.50
Net investment income(2)                                     0.21         0.56      0.51      0.50         0.48
Net realized and unrealized gain (loss) on investments      (0.61)       (0.05)     0.61      0.08        (0.12)
Total from investment operations                            (0.40)        0.51      1.12      0.58         0.36
Less distributions
From net investment income                                  (0.21)       (0.56)    (0.51)    (0.49)       (0.48)
Net asset value, end of period                             $11.85       $11.80    $12.41    $12.50       $12.38
Total return(3,4) (%)                                       (3.23)(7)     4.43      9.67      4.80         2.85
===============================================================================================================
RATIOS AND SUPPLEMENTAL DATA
===============================================================================================================
Net assets, end of period (in millions)                        --(8)        $1        $2        $4           $7
Ratio of expenses to average net assets (%)                  1.40(9)      1.47      1.67      1.73         1.72
Ratio of adjusted expenses to average net assets(5) (%)      1.75(9)      1.79      1.75      1.73         1.72
Ratio of net investment income to average net assets (%)     4.30(9)      4.84      4.20      4.02         3.81
Portfolio turnover (%)                                          6           19        17        15           13

(1) As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change for the year ended 8-31-02 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.68%, 3.98% and 3.98% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Does not take into consideration expense reductions during the periods shown.
(6) Class C shares began operations on 4-1-99.
(7) Not annualized.
(8) Less than $500,000.
(9) Annualized.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the periods or years ended August 31, 1999, 2000, 2001, 2002 and 2003 for Class A shares would have been (1.31%),
4.84%, 10.36%, 5.54% and 3.57%, for Class B shares would have been (2.01%),
4.11%, 9.59%, 4.80% and 2.85% and for Class C shares would have been (3.38%), 4.11%, 9.59%, 4.80% and 2.85%, respectively.

                                                                 29 FUND DETAILS

New York Tax-Free Income Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                              8-31-99   8-31-00   8-31-01   8-31-02(1)   8-31-03
============================================================================================================
PER SHARE OPERATING PERFORMANCE
============================================================================================================
Net asset value, beginning of period                       $12.62    $11.76    $11.82    $12.57       $12.48
Net investment income(2)                                     0.63      0.61      0.58      0.58         0.56
Net realized and unrealized gain (loss) on investments      (0.75)     0.06      0.75     (0.09)       (0.38)
Total from investment operations                            (0.12)     0.67      1.33      0.49         0.18
Less distributions
From net investment income                                  (0.63)    (0.61)    (0.58)    (0.58)       (0.56)
From net realized gain                                      (0.11)       --        --        --           --
In excess of net realized gain                                 --(3)     --        --        --           --
                                                            (0.74)    (0.61)    (0.58)    (0.58)       (0.56)
Net asset value, end of period                             $11.76    $11.82    $12.57    $12.48       $12.10
Total return(4,5)(%)                                        (1.08)     5.95     11.54      4.04         1.43
============================================================================================================
RATIOS AND SUPPLEMENTAL DATA
============================================================================================================
Net assets, end of period (in millions)                       $48       $43       $48       $49          $46
Ratio of expenses to average net assets (%)                  0.70      0.77      0.97      1.05         1.00
Ratio of adjusted expenses to average net assets(6) (%)      1.08      1.13      1.12      1.06         1.02
Ratio of net investment income to average net assets (%)     5.06      5.28      4.77      4.71         4.55
Portfolio turnover (%)                                         58        63        54        36           17

CLASS B SHARES PERIOD ENDED:                              8-31-99   8-31-00   8-31-01   8-31-02(1)   8-31-03
============================================================================================================
PER SHARE OPERATING PERFORMANCE
============================================================================================================
Net asset value, beginning of period                       $12.62    $11.76    $11.82    $12.57       $12.48
Net investment income(2)                                     0.54      0.53      0.49      0.49         0.47
Net realized and unrealized gain (loss) on investments      (0.75)     0.06      0.75     (0.09)       (0.38)
Total from investment operations                            (0.21)     0.59      1.24      0.40         0.09
Less distributions
From net investment income                                  (0.54)    (0.53)    (0.49)    (0.49)       (0.47)
From net realized gain                                      (0.11)       --        --        --           --
In excess of net realized gain                                 --(3)     --        --        --           --
                                                            (0.65)    (0.53)    (0.49)    (0.49)       (0.47)
Net asset value, end of period                             $11.76    $11.82    $12.57    $12.48       $12.10
Total return(4,5) (%)                                       (1.77)     5.21     10.76      3.31         0.72
============================================================================================================
RATIOS AND SUPPLEMENTAL DATA
============================================================================================================
Net assets, end of period (in millions)                        $8        $8       $17       $23          $22
Ratio of expenses to average net assets (%)                  1.40      1.47      1.67      1.75         1.70
Ratio of adjusted expenses to average net assets(6) (%)      1.78      1.83      1.82      1.76         1.72
Ratio of net investment income to average net assets (%)     4.36      4.58      4.07      4.01         3.85
Portfolio turnover (%)                                         58        63        54        36           17

FUND DETAILS 30

New York Tax-Free Income Fund continued

CLASS C SHARES PERIOD ENDED:                              8-31-99(7)   8-31-00   8-31-01   8-31-02(1)   8-31-03
==============================================================================================================
PER SHARE OPERATING PERFORMANCE
==============================================================================================================
Net asset value, beginning of period                       $12.39       $11.76    $11.82    $12.57      $12.48
Net investment income(2)                                     0.22         0.53      0.50      0.49        0.47
Net realized and unrealized gain (loss) on investments      (0.63)        0.06      0.75     (0.09)      (0.38)
Total from investment operations                            (0.41)        0.59      1.25      0.40        0.09
Less distributions
From net investment income                                  (0.22)       (0.53)    (0.50)    (0.49)      (0.47)
Net asset value, end of period                             $11.76       $11.82    $12.57    $12.48      $12.10
Total return(4,5) (%)                                       (3.24)(8)     5.21     10.77      3.31        0.72
==============================================================================================================
RATIOS AND SUPPLEMENTAL DATA
==============================================================================================================
Net assets, end of period (in millions)                        --(9)        --(9)     $1        $3          $5
Ratio of expenses to average net assets (%)                  1.40(10)     1.47      1.67      1.75        1.70
Ratio of adjusted expenses to average net assets(6) (%)      1.78(10)     1.83      1.82      1.76        1.72
Ratio of net investment income to average net assets (%)     4.23(10)     4.58      4.07      4.01        3.81
Portfolio turnover (%)                                         58           63        54        36          17

(1) As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The change had no effect on per share amounts for the year ended 8-31-02 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.69%, 3.99% and 3.99% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.
(2)  Based on the average of the shares outstanding.
(3)  Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Does not take into consideration expense reductions during the periods shown.
(7)  Class C shares began operations on 4-1-99.
(8)  Not annualized.
(9)  Less than $500,000.
(10) Annualized.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the periods or years ended August 31, 1999, 2000 , 2001, 2002 and 2003 for Class A shares would have been (1.46%),
5.59%, 11.39%, 4.03% and 1.41%, for Class B shares would have been (2.15%),
4.85%, 10.61%, 3.30% and 0.70% and for Class C shares would have been (3.40%), 4.85%, 10.62%, 3.30% and 0.70%, respectively.

                                                                 31 FUND DETAILS

Tax-Free Bond Fund
Figures audited by Deloitte & Touche, LLP.

CLASS A SHARES PERIOD ENDED:                              8-31-99(1)   8-31-00(1)   8-31-01(1)   8-31-02(1,2)   8-31-03
=======================================================================================================================
PER SHARE OPERATING PERFORMANCE
=======================================================================================================================
Net asset value, beginning of period                       $11.01       $10.36       $10.30       $10.72         $10.40
Net investment income(3)                                     0.56         0.56         0.54         0.55           0.53
Net realized and unrealized gain (loss) on investments      (0.65)       (0.06)        0.44        (0.32)         (0.45)
Total from investment operations                            (0.09)        0.50         0.98         0.23           0.08
Less distributions
From net investment income                                  (0.56)       (0.56)       (0.54)       (0.54)         (0.52)
From net realized gain                                         --           --(4)     (0.02)       (0.01)            --
                                                            (0.56)       (0.56)       (0.56)       (0.55)         (0.52)
Net asset value, end of period                             $10.36       $10.30       $10.72       $10.40          $9.96
Total return(5,6) (%)                                       (0.93)        5.09         9.89         2.33           0.70
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
=======================================================================================================================
Net assets, end of period (in millions)                      $565         $522         $548         $550           $507
Ratio of expenses to average net assets (%)                  0.85         0.85         0.86         0.96           0.97
Ratio of adjusted expenses to average net assets(7) (%)      0.96         1.00         0.98         0.99           0.98
Ratio of net investment income to average net assets (%)     5.14         5.53         5.22         5.34           5.11
Portfolio turnover (%)                                         13           12           24           22             23

CLASS B SHARES PERIOD ENDED:                              8-31-99(1)   8-31-00(1)   8-31-01(1)   8-31-02(1,2)   8-31-03
=======================================================================================================================
PER SHARE OPERATING PERFORMANCE
=======================================================================================================================
Net asset value, beginning of period                       $11.01       $10.36       $10.30       $10.72         $10.40
Net investment income(3)                                     0.48(2)      0.48         0.47         0.47           0.45
Net realized and unrealized gain (loss) on investments      (0.65)       (0.06)        0.44        (0.32)         (0.45)
Total from investment operations                            (0.17)        0.42         0.91         0.15             --
Less distributions
From net investment income                                  (0.48)       (0.48)       (0.47)       (0.46)         (0.44)
From net realized gain                                         --           --(4)     (0.02)       (0.01)            --
                                                            (0.48)       (0.48)       (0.49)       (0.47)         (0.44)
Net asset value, end of period                             $10.36       $10.30       $10.72       $10.40          $9.96
Total return(5,6) (%)                                       (1.67)        4.31         9.07         1.57          (0.05)
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
=======================================================================================================================
Net assets, end of period (in millions)                      $144          $97          $85          $60            $49
Ratio of expenses to average net assets (%)                  1.60         1.60         1.61         1.71           1.72
Ratio of adjusted expenses to average net assets(7) (%)      1.71         1.75         1.73         1.75           1.73
Ratio of net investment income to average net assets (%)     4.39         4.78         4.47         4.59           4.36
Portfolio turnover (%)                                         13           12           24           22             23

FUND DETAILS 32

Tax-Free Bond Fund continued

CLASS C SHARES PERIOD ENDED:                              8-31-99(1,8)   8-31-00(1)   8-31-01(1)   8-31-02(1,2)   8-31-03
=========================================================================================================================
PER SHARE OPERATING PERFORMANCE
=========================================================================================================================
Net asset value, beginning of period                       $10.86         $10.36       $10.30       $10.72         $10.40
Net investment income(3)                                     0.19           0.47         0.45         0.47           0.45
Net realized and unrealized gain (loss) on investments      (0.50)         (0.06)        0.44        (0.32)         (0.45)
Total from investment operations                            (0.31)          0.41         0.89         0.15             --
Less distributions
From net investment income                                  (0.19)         (0.47)       (0.45)       (0.46)         (0.44)
From net realized gain                                         --             --(4)     (0.02)       (0.01)            --
                                                            (0.19)         (0.47)       (0.47)       (0.47)         (0.44)
Net asset value, end of period                             $10.36         $10.30       $10.72       $10.40          $9.96
Total return(5,6) (%)                                       (2.86)(9)       4.19         8.96         1.53          (0.05)

Net assets, end of period (in millions)                        --(10)         $1           $3           $7             $8
Ratio of expenses to average net assets (%)                  1.70(11)       1.70         1.71         1.75           1.72
Ratio of adjusted expenses to average net assets(7) (%)      1.71(11)       1.75         1.73         1.75           1.73
Ratio of net investment income to average net assets (%)     4.29(11)       4.60         4.37         4.55           4.35
Portfolio turnover (%)                                         13             12           24           22             23

(1)  Audited by previous auditor. Ernst & Young LLP.
(2) As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.23%, 4.48% and 4.44% for Class A, Class B, and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.
(3)  Based on the average of the shares outstanding.
(4)  Less than $0.01 per share.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(7) Does not take into consideration expense reductions during the periods shown.
(8)  Class C shares began operations on 4-1-99.
(9)  Not annualized.
(10) Less than $500,000.
(11) Annualized.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the periods or years ended August 31, 1999, 2000, 2001, 2002 and 2003 for Class A shares would have been (1.04%),
4.94%, 9.77%, 2.30% and 0.69%, for Class B shares would have been (1.78%), 4.16%, 8.95%, 1.53% and (0.06%) and for Class C shares would have been (2.86%), 4.14%, 8.94%, 1.53% and (0.06%), respectively.


                                                                 33 FUND DETAILS

--------------------------------------------------------------------------------
For more information

Two documents are available that offer     To request a free copy of the current
further information on John Hancock        annual/semiannual report or the SAI,
tax-free income funds:                     please contact John Hancock:

Annual/Semiannual Report to                By mail:
Shareholders Includes financial            John Hancock Signature Services, Inc.
statements, a discussion of the market     1 John Hancock Way, Suite 1000
conditions and investment strategies       Boston, MA 02217-1000
that significantly affected
performance, as well as the auditors'      By phone:
report (in annual report only).            1-800-225-5291

Statement of Additional Information        By EASI-Line: 1-800-338-8080
(SAI) The SAI contains more detailed
information on all aspects of the          By TDD: 1-800-554-6713
funds. The current annual report is
included in the SAI.                       On the Internet: www.jhfunds.com

A current SAI has been filed with the      Or you may view or obtain these
Securities and Exchange Commission and     documents from the SEC:
is incorporated by reference into (is
legally a part of) this prospectus.        In person: at the SEC's Public
                                           Reference Room in Washington, DC. For
                                           access to the Reference Room call
                                           1-202-942-8090

                                           By mail: Public Reference Section
                                           Securities and Exchange Commission
                                           Washington, DC 20549-0102
                                           (duplicating fee required)

                                           By electronic request:
                                           publicinfo@sec.gov
                                           (duplicating fee required)

                                           On the Internet: www.sec.gov


(C)2004 JOHN HANCOCK FUNDS, LLC TXFPN 1/04


--------------------------------------------------------------------------------

[JOHN HANCOCK(R) LOGO]

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                 January 1, 2004


This Statement of Additional Information provides information about John Hancock California Tax-Free Income Fund (the "Fund"), a diversified open-end investment company, in addition to the information that is contained in the combined Tax-Free Income Funds' current Prospectus (the "Prospectus").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                           Page

Organization of the Fund................................................      2
Investment Objective and Policies.......................................      2
Special Risks...........................................................     13
Investment Restrictions.................................................     17
Those Responsible for Management........................................     20
Investment Advisory and Other Services..................................     29
Distribution Contracts..................................................     32
Sales Compensation......................................................     34
Net Asset Value.........................................................     35
Initial Sales Charge on Class A and Class C Shares......................     36
Deferred Sales Charge on Class B and Class C............................     39
Special Redemptions.....................................................     43
Additional Services and Programs........................................     43
Purchases and Redemptions Through Third Parties.........................     45
Description of the Fund's Shares........................................     45
Tax Status..............................................................     46
State Income Tax Information............................................     51
Calculation of Performance..............................................     52
Brokerage Allocation....................................................     55
Transfer Agent Services.................................................     58
Custody of Portfolio....................................................     58
Independent Auditors....................................................     58
Appendix A-Description of Investment Risk...............................    A-1
Appendix B-Description of Bond Ratings..................................    B-1
Appendix C-Description of Equivalent Yields.............................    C-1
Appendix D-Proxy Voting Summary.........................................    D-1
Financial Statements....................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a diversified open-end investment management company organized as a Massachusetts business trust in July 1996 under the laws of The Commonwealth of Massachusetts.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is a wholly owned by John Hancock Financial Services, Inc., a Delaware Corporation, organized in February, 2000. On September 28, 2003, the Manulife Financial Corporation and John Hancock Financial Services, Inc. announced plans to merge, creating a leading global insurance franchise. Company officials expect that the merger will close in the first half of 2004.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital.

As a fundamental investment policy, the Fund normally invests substantially all of its assets (at least 80%) in the following debt obligations issued by or on behalf of the State of California, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and obligations issued by other governmental entities (for example, certain U.S. territories or possessions) the interest on which is excluded from gross income for federal income tax purposes and is exempt from California personal income taxes (collectively referred to as "California Tax Exempt Securities"), subject to the following quality standards at the time of purchase:

         (1) Bonds must be rated at least BB/Ba by a nationally recognized statistical rating organization or, if unrated, be of equivalent quality. Not more than 20% of the fund's total assets will be invested in bonds rated BB or Ba and no more than 25% of its total assets to be invested in unrated debt obligations (excluding pre-refunded securities secured with high quality U.S. government or similar securities.)

         (2) Other types of California Tax Exempt Securities, including variable and floating rate obligations rated within the categories set forth above for bonds, notes or commercial paper or, if unrated, are determined to be of comparable quality in the opinion of the Adviser.

As required by SEC Rule 35d-1, the following fundamental investment policy has been added: The Fund normally invests at least 80% of its Assets in securities of any maturity exempt from federal and California personal income taxes. "Assets" is defined as net assets plus the amount of any borrowings for investment purposes.

The Fund may invest in any combination of California Tax Exempt Securities; however, it is expected that during normal investment conditions, a substantial portion of the Fund's assets will be invested in municipal bonds (without regard to maturities) and other longer-term obligations. When determined to be appropriate, based upon market conditions, a substantial portion of the Fund's holdings of California Tax Exempt Securities will consist of notes and commercial paper and other shorter-term obligations. The Fund may invest up to 20% of its total assets in "private activity bonds" (meeting the quality standards noted above), the interest on which may constitute a preference item for purposes of determining the alternative minimum tax.

For liquidity and flexibility, the Fund may place up to 20% of its Assets in taxable and tax-free investment grade short-term securities. In abnormal circumstances, it may invest more assets in these securities. The income from some short-term investments may be subject to California and/or federal income taxes. As a result, distributions of the fund which are attributable to income from these investments will be subject to California and/or federal income taxes. At the end of each quarter of its taxable year, these investments can not exceed 50% of the Fund's total assets. The Fund will not be pursuing its objective of obtaining tax-exempt income to the extent it invests in taxable securities.

Tax-Exempt Securities. In seeking to achieve its investment objective, the Fund invests in a variety of Tax-Exempt Securities. "Tax Exempt Securities" are debt obligations generally issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities the interest on which, in the opinion of the bond issuer's counsel (not the Fund's counsel), is excluded from gross income for federal income tax purposes and (in the case of California Tax Exempt Securities) exempt from California personal income taxes. See "TAX STATUS" below. These securities consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. These guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Bonds. Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more but may have remaining maturities of shorter duration at the time of purchase by the Fund. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is excluded from gross income for federal income tax purposes.

The interest on bonds issued to finance essential state and local government operations is fully tax-exempt under the Internal Revenue Code of 1986, as amended (the "Code"). Interest on certain nonessential or private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a tax preference item for taxpayers in determining their alternative minimum tax: as a result, the Fund's distributions attributable to such interest also constitute tax preference items. The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as industrial development bonds.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Callable Bonds. The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Services, Inc. ("Moody's"), Fitch Investors Services, Inc. ("Fitch") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's, S&P and Fitch and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Lower Rated High Yield "High Risk" Debt Obligations. The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. Bonds rated BBB or BB by S&P or Fitch, or Baa or Ba by Moody's, are considered to have some speculative characteristics and, to varying degrees, can pose special risks generally involving the ability of the issuer to make payment of principal and interest to a greater extent than higher rated securities. The Adviser will purchase bonds rated BBB or BB or Baa or Ba where, based upon price, yield and its assessment of quality, investment in these bonds is determined to be consistent with the Fund's objective of preservation of capital. The Adviser will evaluate and monitor the quality of all investments, including bonds rated BBB or BB or Baa or Ba, and will dispose of these bonds as determined to be necessary to assure that the Fund's overall portfolio is constituted in a manner consistent with the goal of preservation of capital. To the extent that the Fund's investments in bonds rated BBB or BB or Baa or Ba will emphasize obligations believed to be consistent with the goal of preserving capital, these obligations may not provide yields as high as those of other obligations having these ratings, and the differential in yields between these bonds and obligations with higher quality ratings may not be as significant as might otherwise be generally available. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Participation Interests. The Fund may purchase from financial institutions tax exempt participation interests in tax exempt securities. A participation interest gives the Fund an undivided interest in the tax exempt security in the proportion that the Fund's participation interest bears to the total amount of the tax exempt security. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the tax exempt security plus accrued interest. Participation interests, that are determined to be not readily marketable, will be considered illiquid for purposes of the Fund's 10% investment restriction on investment in illiquid securities.

The Fund may also invest in Certificates of Participation (COP's) which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. In certain states, such as California, COP's constitute a majority of new municipal financing issues. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Participation interests in municipal lease obligations will not be considered illiquid for purposes of the Fund's 10% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities.

In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the Adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Adviser.

Repurchase Agreements. The Fund may enter into repurchase agreements for the purpose of realizing additional (taxable) income. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 15% of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of highly liquid, marketable securities in an amount at lease equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings exceed 5% of the value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Options on Securities and Securities Indices. The Fund may purchase and write
(sell) call and put options on debt securities in which it may invest or on any securities index based on debt securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities. Under certain circumstances, the Fund may not be treated as the tax owner of a security if the Fund has purchase a put option on the same security. If this occurred, the interest on the security would be taxable.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To hedge against changes in interest rates or securities prices, the Fund may purchase and sell futures contracts on debt securities and debt securities indices, and purchase and write call and put options on these futures contracts. The

Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies with Future Contracts. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other debt securities or indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Indexed Securities. The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in a relation to one or more interest rates, financial indices, or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market charges in interest rates or other reference prices.

Variable or Floating Rate Obligations. Certain of the obligations in which the Fund may invest may be variable or floating rate obligations on which the interest rate is adjusted at predesignated periodic intervals (variable rate) or when there is a change in the market rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity. Variable and floating rate instruments are generally considered to be "derivative" instruments because they derive their values from the performance of an underlying asset, index or other benchmark. See "Derivative Instruments" below. As with any other type of debt security, the marketability of variable or floating rate instruments may vary depending upon a number of factors, including the type of issuer and the terms of the instruments. The Fund may also invest in more recently developed floating rate instruments which are created by dividing a municipal security's interest rate into two or more different components. Typically, one component ("floating rate component" or "FRC") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index. A second component ("inverse floating rate component" or "IFRC") pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). The Fund may purchase FRC's without limitation. Up to 10% of the Fund's total assets may be invested in IFRC's in an attempt to protect against a reduction in the income earned on the Fund's other investments due to a decline in interest rates. The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in the value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that IFRCs are not readily marketable, as determined by the Adviser pursuant to guidelines adopted by the Board of Trustees, they will be considered illiquid for purposes of the Fund's 10% investment restriction on investment in illiquid securities.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters and other leveraged floating rate instruments. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs") and certain residual or support branches of index amortizing notes. Index amortizing notes are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis to hedge against anticipated changes in interest rates and prices. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Lending of Securities. For purposes of realizing additional (taxable) income, the Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

SPECIAL RISKS


Special Considerations relating to California Tax-Exempt Securities. Since the Fund concentrates its investments in California Tax-Exempt Securities, the Fund will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal.

General
-------

RECENT DEVELOPMENTS REGARDING STATE FINANCES

California has experienced dramatic declines in tax revenues since mid 2001, as the decline in personal incomes and capital gains as the stock market and high tech industries have struggled. Despite the state's strengths as a large, diversified and wealthy economy, and its relatively favorable economic performance verses the national averages, the state has lost fiscal stability. The recent economic decline exposed the unexpected volatility in the state's revenue stream, and has led to multi year budget imbalances. While the state has employed a variety of spending cuts, tax increases and additional borrowing to achieve annual budget balance, solutions have been short term in action, and have failed to address underlying structural budget deficits. As a result the state has spent down fiscal reserves, increased bond financing and incurred significant short term debt obligations. In 2003, the State has experienced multiple rating downgrades (current ratings are A3/BBB/A- from Moody's/S&P/Fitch respectively).

Voter dissatisfaction with the elected government led to an unprecedented gubernatorial recall vote in October, 2003. In November of 2003, Governor Gray Davis left office and Governor Arnold Schwarzenegger was sworn into office to serve the remainder of Gov. Davis' term.

The FY04 budget passed in July, 2003 anticipated general fund spending of $71.1 billion. One of the major supports of the FY 04 budget was a hike in Motor Vehicle Taxes (MVTs) that provided some $4 billion in annualized revenues to the state. Upon taking office, Governor Schwarzenegger's first moves moved to strike the MVT increase. This action is projected to reduce local aid to counties and cities by $4.2 billion. If the State does not move to offset these losses, the impact on many local governments (especially the Counties) will be severe. Governor Schwarzenegger has proposed a $15 billion increase in long term debt to address this shortfall as well as the ongoing structural gap in the State's budget. He has also called a special legislative session to address how to fill these gaps. However, Gov. Schwarzenegger's bonding proposal is being challenged on a constitutional basis by numerous parties, and passage is uncertain.

In November 2003, the CA Legislative Analysts Office (LAO) released a new budget projection predicting a $1.6 billion decline in estimated budget reserves, prior to adjusting for the loss of MVT revenues. There is no guarantee that the legislature and the Governor will be able to issue either short or long term debt to fund out the current year shortfall.


The State has substantial amounts of short term debt that could stress cash flow in FY04. The most significant milestone on the short term debt is $14 billion of notes that fall due in June of 2004. If state revenues fall significantly below projections or if bonding requirements are not approved the state could have difficulty in making payment.

Recent Budgets

Since mid 2001 the State has faced severe financial challenges. While the state's job losses have been less than the national average (down only 2.4% from 2001), California's relatively high income tax rates translate into revenues that are very sensitive to changes in personal income and capital gains and losses. The State's fiscal year runs from July 1st to June 30th. Tax revenues plummeted in late FY01 and FY02, putting the state in a deficit position. These adverse revenue collections have resulted in fiscal stress and recurring, structural budget gaps. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $78.1 billion in FY01 and $65.9 billion in FY03 and are projected to be $66.7 billion in FY 04. The bulk of the revenue declines were from personal income taxes, principally from reduced capital gains realizations and stock option income.

This dramatic revenue drop resulted in an estimated $38.2 billion shortfall between State revenues and anticipated spending demands for the 2003 and 2004 fiscal years. Since 2001, budget shortfalls have been met with a variety of measures, none of which fully addressed the underlying structural deficits. Gaps were ultimately closed with a combination of expenditure reductions, revenue enhancements, and extensive use of one-time budgetary actions, such as fund transfers and loans, expenditure deferrals, fund shifts and by a dramatic increase in short and long term debt. The FY 04 budget passed in July, 2003 included the issuance of "fiscal Recovery Bonds" to address an estimated $10.675 billion deficit accumulated through June 30, 2003. It also included optimistic growth forecasts on tax revenues and incorporated several ancillary tax increases to balance the projected budget.

The FY 03 Governor's Budget was signed on September 5, 2002. Subsequently, shortfalls in revenues and delays in financings caused significant alterations to the budget. Budget adjustments of $10.4 billion were passed in March and April 2003. The largest parts of the reductions were in the K-12 education funding. Also included was the expected sale of $1.9 billion of pension obligation bonds to fund the state's required pension liabilities along with $4.8 billion from the anticipated sale of tobacco settlement revenues. Without deficit bond financings, the state estimates that a FY03 general fund budget deficit of49.6 billion or 12.3% of expenditures.

In FY 02, the state ended with a general fund deficit of $3.52 billion, versus expenditures of $73.9 billion. In FY 01, the state had posted a surplus of $7.6 billion.

Rating Agencies. The state's credit ratings are currently A3 by Moody's, with a negative outlook; BBB by Standard & Poors' with a credit watch negative; A by Fitch.

Constitutional Considerations. Changes in California laws during the last two decades have limited the ability of California State and municipal issuers to obtain sufficient revenue to pay their bond obligations.

In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem (according to value) taxes on real property and restricts the ability of taxing entities to increase real property taxes and assessments, and limits the ability of local governments to raise other taxes. In November 1996, the voters also approved Proposition 218 which further defines and extends situations limiting the ability of localities to impose taxes or change tax rates without voter approval. The full impact of Prop 218 on outstanding and proposed taxes will require further clarification through court rulings on specific legal tests and challenges.

Article XIII B of the California Constitution (the "Appropriation Limit") imposes a limit on annual appropriations. Originally adopted in 1979, Article XIII B was modified by Proposition 98 in 1988 and Proposition 111 in 1990. The appropriations subject to the Article consist of tax proceeds that include tax revenues and certain other funds. Excluded from the Appropriation Limits are prior (pre 1979) debt service and subsequent debt incurred as the result of voter authorizations, court mandates, qualified capital outlay projects and certain increases in gasoline taxes and motor vehicle weight fees. Certain civil disturbance emergencies declared by the Governor and appropriations approved by a two-thirds vote of the legislature are excluded from the determination of excess appropriations, and the appropriations limit may be overridden by local voter approval for up to a four-year period.

On November 8, 1988, California voters approved Proposition 98, a combined initiative constitutional amendment and statute called "the Classroom Instruction Improvement and Accountability Act." This amendment changed school funding below the University level by guaranteeing K-14 schools a minimum share of General Fund Revenues. Suspension of the Proposition 98 funding formula requires a two-thirds vote of Legislature and the Governor's concurrence. Proposition 98 also contains provisions transferring certain funds in excess of the Article III B limit to K-14 schools.

As amended by Proposition 111, the Appropriation Limit recalculated annually by taking the actual FY1986-1987 limit and applying the Proposition 111 cost of living and population adjustments as if that limit had been in effect. The Appropriations Limit is tested over consecutive two-year periods under this amendment. Any excess "proceeds of taxes" received over such two-year period above the Appropriation Limits for the two-year period is divided equally between transfers to K-14 and taxpayers.

Certain debt obligations held by the Fund may be payable solely from lease payments on real property leased to the State, counties, cities or various public entities structured in such a way as to not constitute a debt to the leasing entity. To ensure that a debt is not technically created, California law requires that the lessor can proportionally reduce its lease payments equal to its loss of beneficial use and occupancy. Moreover, the lessor does not agree to pay lease payments beyond the current period; it only agrees to include lease payments in its annual budget every year. In the event of a default, the only remedy available against the lessor is that of reletting the property or suing annually for the rents due; no acceleration of lease payments is permitted.

The Fund also holds debt obligations payable solely from the revenues of health care institutions. Certain provisions under California state law may adversely affect these revenues and, consequently, payment of those debt obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare recipients is known as the Medi-Cal program. In the past, the Medi-Cal program has provided a cost-based system of reimbursement for impatient care furnished to Medi-Cal beneficiaries by any eligible hospital. The State now selectively contracts by county with California hospitals to provide reimbursement for non-emergency inpatient services to Medi-Cal beneficiaries, generally on a flat per-diem payment basis regardless of cost. California law also permits private health plans and insurers to contract selectively with hospitals for services to beneficiaries on negotiated terms, generally at rates lower than standard charges.

Debt obligations payable solely from revenues of health care institutions may also be insured by the state pursuant to an insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). Most of such debt obligations are secured by a mortgage of real property in favor of the Office and the holders. If a default occurs on such insured debt obligations, the Office has the option of either continuing to meet debt service obligations or foreclosing the mortgage and requesting the State Treasurer to issue debentures payable from a reserve fund established under the insurance fund or payable from appropriated state funds.

Security for certain debt obligations held by the Fund may be in form of a mortgage or deed of trust on real property. California has statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Principally, the provisions establish conditions governing the limits of a creditor's right to a deficiency judgment. In the case of a default, the creditor's rights under the mortgage or deed of trust are subject to constraints imposed by California real property law upon transfers of title to real property by private power of sale. These laws require that the loan must have been in arrears for at least seven months before foreclosure proceedings can begin. Under California's anti-deficiency legislation, there is no personal recourse against a mortgagor of single-family residence regardless of whether the creditor chooses judicial or non-judicial foreclosure. These disruptions could disrupt the stream of revenues available to the issuer for paying debt service.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment changes on such mortgage loans may be imposed only with respect to voluntary payments made during the first five years of the mortgage loan, and cannot in any event exceed six months, advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to the issuer for debt service on these outstanding debt obligations.

Substantially all of California is located within an active geologic region subject to major seismic activity. Any California municipal obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (1) an issuer to have obtained earthquake insurance coverage at reasonable rates; (2) an issuer to perform on its contract of insurance in the event of widespread losses; or (3) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

As described in the summary above, the Fund's investments are susceptible to possible adverse effects of the complex political, economic and regulatory matters affecting California issuers. In the view of the Adviser, it is impossible to determine the impact of any legislation, voter initiatives or other similar measures which have been or may be introduced to limit or increase the taxing or spending authority of state and local governments or to predict such governments' abilities to pay the interest on, or repay the principal of, their obligations.


Legislation limiting taxation and spending may, however, affect the creditworthiness of state or local agencies in the future. If either California or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund, its net asset value, its ability to preserve or realize capital appreciation or its liquidity could be adversely affected.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

         1. Borrow money except from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase any additional securities. Interest paid on borrowings will reduce the Fund's net investment income.

         2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its total assets but only to secure borrowings for temporary or emergency purposes or as may be necessary in connection with maintaining collateral in connection with writing put and call options or making initial margin deposits in connection with the purchase or sale of financial futures, index futures contracts and related options.

         3. With respect to 75% of its total assets, purchase securities (other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities and shares of other investment companies) of any issuer if the purchase would cause immediately thereafter more than 5% of the value of the Fund's total assets to be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer.

         4. Make loans to others, except through the purchase of obligations in which the Fund is authorized to invest, entering in repurchase agreements and lending portfolio securities in an amount not exceeding 33 1/3% of its total assets.

         5. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 or securities which are not readily marketable if such purchase would cause the Fund to have more than 10% of its net assets invested in such types of securities.

         6. Purchase or retain the securities of any issuer, if those officers and Trustees of the Fund or the Adviser who own beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

         7. Write, purchase or sell puts, calls or combinations thereof, except put and call options on debt securities, futures contracts based on debt securities, indices of debt securities and futures contracts based on indices of debt securities, sell securities on margin or make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

         8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

         9. Invest more than 25% of its assets in the securities of "issuers" in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt obligations issued by any state or political subdivision thereof. For purposes of this limitation when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development or pollution control bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity unless all securities issued or guaranteed by the government or other entity owned by the Fund do not exceed 10% of the Fund's total assets.

         10. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, except commodities and commodities contracts which are necessary to enable the Fund to engage in permitted futures and options transactions necessary to implement hedging strategies, or oil and gas interests. This limitation shall not prevent the Fund from investing in municipal securities secured by real estate or interests in real estate or holding real estate acquired as a result of owning such municipal securities.

         11. Invest in common stock or in securities of other investment companies, except that securities of investment companies may be acquired as part of a merger, consolidation or acquisition of assets and units of registered unit investment trusts whose assets consist substantially of tax-exempt securities may be acquired to the extent permitted by Section 12 of the Act or applicable rules.

         12. Invest more than 5% of the value of its total assets in securities of issuers having a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, unless the securities are rated by a nationally recognized rating service.

         13. Issue any senior securities, except insofar as the Fund may be deemed to have issued a senior security by: entering into a repurchase agreement; purchasing securities in a when-issued or delayed delivery basis; purchasing or selling any options or financial futures contract; borrowing money or lending securities in accordance with applicable investment restrictions.

Non-fundamental Investment Restrictions. The following investment restriction is designated as non-fundamental and may be changed by the Trustees without shareholder approval:

         1. Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, Jon Hancock Funds, Inc.) ("John Hancock Funds").


--------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                             John
                                                                                                             Hancock
                             Position(s)   Trustee/                                                          Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other Directorships       Overseen by
And Age                      Fund          since(2)    During Past 5 Years                                   Trustee
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------
James F. Carlin              Trustee       1994        Chairman and Treasurer, Alpha Analytical Inc.         30
Born:  1940                                            (analytical laboratory) (since 1985); Part Owner
                                                       and Treasurer, Lawrence Carlin Insurance Agency,
                                                       Inc. (since 1995); Part Owner and Vice President,
                                                       Mone Lawrence Carlin Insurance Agency, Inc. (since
                                                       1996); Director and Treasurer, Rizzo Associates
                                                       (until 2000);  Chairman and CEO, Carlin
                                                       Consolidated, Inc. (management/investments) (since
                                                       1987); Director and Partner, Proctor Carlin & Co.,
                                                       Inc. (until 1999); Trustee, Massachusetts Health
                                                       and Education Tax Exempt Trust (since 1993);
                                                       Director of the following:  Uno Restaurant Corp.
                                                       (until 2001), Arbella Mutual (insurance) (until
                                                       2000), HealthPlan Services, Inc. (until 1999),
                                                       Flagship Healthcare, Inc. (until 1999), Carlin
                                                       Insurance Agency, Inc. (until 1999); Chairman,
                                                       Massachusetts Board of Higher Education (until
                                                       1999).
--------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                             John
                                                                                                             Hancock
                             Position(s)   Trustee/                                                          Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other Directorships       Overseen by
And Age                      Fund          since(2)    During Past 5 Years                                   Trustee
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
William H. Cunningham         Trustee      1987         Former Chancellor, University of Texas System        30
Born:  1944                                             and former President of the University of
                                                        Texas, Austin, Texas; Chairman and CEO, IBT
                                                        Technologies (until 2001); Director of the
                                                        following: The University of Texas Investment
                                                        Management Company (until 2000), Hire.com (since
                                                        2000), STC Broadcasting, Inc. and Sunrise
                                                        Television Corp. (until 2001), Symtx, Inc. (since
                                                        2001), Adorno/Rogers Technology, Inc. (since
                                                        2001), Pinnacle Foods Corporation (since 2001),
                                                        rateGenius (since 2001), LaQuinta Motor Inns,
                                                        Inc. (hotel management company) (until 1998),
                                                        Jefferson-Pilot Corporation (diversified life
                                                        insurance company) (since 1985), New Century
                                                        Equity Holdings (formerly Billing Concepts)
                                                        (until 2001), eCertain (until 2001), ClassMap.com
                                                        (until 2001), Agile Ventures (until 2001), LBJ
                                                        Foundation (until 2000), Golfsmith International,
                                                        Inc. (until 2000), Metamor Worldwide (until
                                                        2000), AskRed.com (until 2001), Southwest
                                                        Airlines (since 2000) and Introgen (since 2000);
                                                        Advisory Director, Q Investments (since 2000);
                                                        Advisory Director, Chase Bank (formerly Texas
                                                        Commerce Bank - Austin) (since 1988), LIN
                                                        Television (since 2002) and WilTel Communications
                                                        (since 2002).

--------------------------------------------------------------------------------------------------------------------------
Ronald R. Dion                Trustee       1998        Chairman and Chief Executive Officer, R.M. Bradley   30
Born:  1946                                             & Co., Inc.; Director, The New England Council and
                                                        Massachusetts Roundtable; Trustee, North Shore
                                                        Medical Center; Director, BJ's Wholesale Club,
                                                        Inc. and a corporator of the Eastern Bank; Trustee,
                                                        Emmanuel College.

--------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                             John
                                                                                                             Hancock
                             Position(s)   Trustee/                                                          Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other Directorships       Overseen by
And Age                      Fund          since(2)    During Past 5 Years                                   Trustee
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Charles L. Ladner            Trustee       1994        Chairman and Trustee, Dunwoody Village, Inc.          30
Born:  1938                                            (retirement services); Senior Vice President and
                                                       Chief Financial Officer, UGI Corporation (Public
                                                       Utility Holding Company) (retired 1998); Vice
                                                       President and Director for AmeriGas, Inc. (retired
                                                       1998); Director of AmeriGas Partners, L.P. (until
                                                       1997)(gas distribution); Director, EnergyNorth,
                                                       Inc. (until 1995); Director, Parks and History
                                                       Association (since 2001).

--------------------------------------------------------------------------------------------------------------------------
Steven Pruchansky            Trustee       1994        Chairman and Chief Executive Officer, Greenscapes     30
Born:  1944                                            of Southwest Florida, Inc. (since 2000); Director
                                                       and President, Greenscapes of Southwest Florida,
                                                       Inc. (until 2000); Managing Director, JonJames,
                                                       LLC (real estate)(since 2001); Director, First
                                                       Signature Bank & Trust Company (until 1991);
                                                       Director, Mast Realty Trust (until 1994);
                                                       President, Maxwell Building Corp. (until 1991).

--------------------------------------------------------------------------------------------------------------------------
Norman H. Smith              Trustee       1994        Lieutenant General, United States Marine Corps;       30
Born:  1933                                            Deputy Chief of Staff for Manpower and Reserve
                                                       Affairs, Headquarters Marine Corps; Commanding
                                                       General III Marine Expeditionary Force/3rd Marine
                                                       Division (retired 1991).

--------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                             John
                                                                                                             Hancock
                             Position(s)   Trustee/                                                          Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other Directorships       Overseen by
And Age                      Fund          since(2)    During Past 5 Years                                   Trustee
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
John P. Toolan               Trustee       1994        Director, The Smith Barney Muni Bond Funds, The       30
Born:  1930                                            Smith Barney Tax-Free Money Funds, Inc., Vantage
                                                       Money Market Funds (mutual funds), The
                                                       Inefficient-Market Fund, Inc. (closed-end
                                                       investment company); Chairman, Smith Barney Trust
                                                       Company of Florida (retired 1991); Director,
                                                       Smith Barney, Inc., Mutual Management Company and
                                                       Smith Barney Advisers, Inc. (investment advisers)
                                                       (retired 1991); Senior Executive Vice President,
                                                       Director and member of the Executive Committee,
                                                       Smith Barney, Harris Upham & Co., Incorporated
                                                       (investment bankers) (until 1991).
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee       2001        Executive Vice President and Chief Investment        50
Born:  1948                                            Officer, John Hancock Financial Services, Inc.;
                                                       Director, Executive Vice President and Chief
                                                       Investment Officer, John Hancock Life Insurance
                                                       Company; Chairman of the Committee of Finance of
                                                       John Hancock Life Insurance Company; Director,
                                                       John Hancock Subsidiaries, LLC, Hancock Natural
                                                       Resource Group, Independence Investment LLC,
                                                       Declaration Management & Research, LLC, John
                                                       Hancock Advisers, LLC (the "Adviser") and The
                                                       Berkeley Financial Group, LLC ("The Berkeley
                                                       Group"), John Hancock Funds, LLC ("John Hancock
                                                       Funds"), Massachusetts Business Development
                                                       Corporation; Director, Insurance Agency, Inc.
                                                       (until 1999).

--------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                             John
                                                                                                             Hancock
                             Position(s)   Trustee/                                                          Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other Directorships       Overseen by
And Age                      Fund          since(2)    During Past 5 Years                                   Trustee
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Maureen Ford Goldfarb(3)     Trustee,      2000        Executive Vice President, John Hancock                50
Born:  1955                  Chairman,                 Financial Services, Inc., John Hancock Life
                             President                 Insurance Company; Chairman, Director,
                             and Chief                 President and Chief Executive Officer, the
                             Executive                 Adviser and The Berkeley Group; Chairman,
                             Officer                   Director, President and Chief Executive
                                                       Officer, John Hancock Funds; Chairman, Director,
                                                       President and Chief Executive Officer, Sovereign
                                                       Asset Management Corporation ("SAMCorp.");
                                                       Director, John Hancock Subsidiaries, LLC;
                                                       Independence Investment LLC and John Hancock
                                                       Signature Services, Inc. ("Signature Services");
                                                       Investment Company Institute Board of Governors
                                                       (since 2002); Senior Vice President, MassMutual
                                                       Insurance Co. (until 1999).

--------------------------------------------------------------------------------------------------------------------------
Principal Officers who are
not Trustees
--------------------------------------------------------------------------------------------------------------------------
Richard A. Brown             Senior Vice   2000        Senior Vice President, Chief Financial Officer        N/A
Born:  1949                  President                 and Treasurer, the Adviser, John Hancock Funds,
                             and Chief                 and The Berkeley Group;  Second Vice President
                             Financial                 and Senior Associate Controller, Corporate Tax
                             Officer                   Department, John Hancock Financial Services,
                             Inc.                      (until 2001).

--------------------------------------------------------------------------------------------------------------------------
Thomas H. Connors            Vice          1994        Vice President and Compliance Officer, the            N/A
Born:  1959                  President                 Adviser and each of the John Hancock funds;
                             and Compliance            Vice President, John Hancock Funds.
                             Officer
--------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                             John
                                                                                                             Hancock
                             Position(s)   Trustee/                                                          Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other Directorships       Overseen by
And Age                      Fund          since(2)    During Past 5 Years                                   Trustee
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
William H. King              Vice          1994        Vice President and Assistant Treasurer, the           N/A
Born:  1952                  President                 Adviser; Vice President and Treasurer of each of
                             and Treasurer             the John Hancock funds; Assistant Treasurer of
                                                       each of the John Hancock funds (until 2001).

--------------------------------------------------------------------------------------------------------------------------
Susan S. Newton              Senior Vice   1994        Senior Vice President, Secretary and Chief Legal      N/A
Born:  1950                  President,                Officer, SAMCorp., the Adviser and each of the
                             Secretary                 John Hancock funds, John Hancock Funds and The
                             and Chief                 Berkeley Group; Vice President, Signature
                             Legal Officer             Services (until 2000), Director, Senior Vice
                                                       President and Secretary, NM Capital.

--------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees, who are not "interested persons". The Audit Committee members are Messrs. Ladner and Toolan. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended August 31, 2003.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other three standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund and reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues. The Administration Committee held four meetings during the fiscal year ended August 31, 2003.

The Contracts/Operations Committee members are Messrs. Carlin, Dion and Smith. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended August 31, 2003.

The Investment Performance Committee consists of Messrs. Cunningham and Pruchansky. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended August 31, 2003.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.


---------------------------------------------------------------------------------------------------------------------

                               Dollar Range of Fund shares owned     Aggregate Dollar Range of holdings in John
Name of Trustee                by Trustee (1)                        Hancock funds overseen by Trustee (1)
---------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------
James F. Carlin                None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------
William H. Cunningham          None                                  $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------
Ronald R. Dion                 None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------
Charles L. Ladner              $1-$10,000                            Over $100,000
---------------------------------------------------------------------------------------------------------------------
Steven R. Pruchansky           None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------
Norman H. Smith                None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------
John P. Toolan                 None                                  $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------------
John M. DeCiccio               None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------
Maureen Ford Goldfarb          None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------


(1) Under the John Hancock Deferred Compensation Plan for Independent Trustees, an Independent Trustee may elect to earn a return on his deferred fees equal to the amount that he would have earned if the deferred fees amount were invested in one or more funds in the John Hancock fund complex. Under these circumstances, a trustee is not the legal owner of the underlying shares, but participates in any positive or negative return on those shares to the same extent as other shareholders. If the Trustees were deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be none and over $100,000 for Mr. Cunningham, none and over $100,000 for Mr. Dion, none and over $100,000 for Mr. Pruchansky, none and over $100,000 for Mr. Smith, none and over $100,000 for Mr. Toolan.

The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford Goldfarb, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Fund for their services.

                             Aggregate                 Total Compensation from all
                             Compensation from the     Funds in John Hancock Funds
Trustees                     Fund(1)                   Complex to Trustees(2)
--------                     -------                   ----------------------

James F. Carlin              $  3,257                  $  75,000
William H. Cunningham*          3,179                     75,100
Ronald R. Dion*                 3,239                     75,000
Charles L. Ladner               3,170                     72,000
Steven R. Pruchansky*           3,247                     72,100
Norman H. Smith*                3,389                     78,000
John P. Toolan*                 3,170                     72,000
                             --------                  ---------
Total                        $ 22,651                  $ 519,200

(1)      Compensation is for the fiscal year ended August 31, 2003.

(2) The total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of the calendar year ended December 31, 2002. As of this date, there were sixty-one funds in the John Hancock Funds Complex with each of these Independent Trustees serving thirty funds.

*As of December 31, 2002, the value of the aggregate accrued deferred compensation from all funds in the John Hancock Funds Complex for Mr. Cunningham was $428,963, for Mr. Dion was $122,717, for Mr. Pruchansky was for $95,779, for Mr. Smith was $204,328 and for Mr. Toolan was $517,774 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").


All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of December 3, 2003, the officers and Trustees of the Fund as a group owned beneficially less than 1% of these outstanding shares. As of that date, the following shareholders were the only record holders that beneficially owned 5% or more of the outstanding shares of each class of the Fund:

                                                       Percentage of Total
                                                       Outstanding Shares of the
Name and Address of Shareholder      Class of Shares   Class of the Fund
-------------------------------      ---------------   -----------------

MLPF&S For The                                                   5.73%
Sole Benefit of Its Customers               A
Attn: Fund Administration 976U2
4800 Deerlake Drive East 2nd Floor
Jacksonville FL 32246-6484

Citigroup Global Markets, Inc.              A                    5.64%
Account 00109801250
Att: Cindy Tempesta 7th Floor
333 West 34th Street
New York NY 10001-2402

A G Edwards & Sons, Inc.                    A                    5.31%
Ethel R. Wells
A/C 0451-161261
1 North Jefferson Ave
Saint Louis MO 63101-2287

MLPF&S For The                              B                   20.53%
Sole Benefit of Its Customers
Att: Fund Administration 979E8
4800 Deerlake Dr East 2nd Floor
Jacksonville FL 32246-6484

Citigroup Global Markets, Inc.              B                    7.32%
Account 00109801250
Att: Cindy Tempesta 7th Floor
333 West 34th Street
New York NY 10001-2402

Prudential Securities, Inc.                 B                    6.61%
Special Custody Account For
Exclusive Benefit of Customers
Attn: Surpas Omnibus Dept
1 New York Plaza
New York NY 10292-0001

MLPF&S For The                              C                   44.24%
Sole Benefit of Its Customers
Att: Fund Administration
4800 Deerlake Dr East 2nd Floor
Jacksonville FL 32246-6484

                                                       Percentage of Total
                                                       Outstanding Shares of the
Name and Address of Shareholder      Class of Shares   Class of the Fund
-------------------------------      ---------------   -----------------

Citigroup Global Markets, Inc.               C                   7.28%
00109801250
Att: Cindy Tempesta 7th Floor
333 West 34th Street
New York NY 10001-2402

Prudential Securities, Inc.                  C                   6.28%
Special Custody Account For
Exclusive Benefit of Customers
Attn: Surpas Omnibus Dept
1 New York Plaza
New York NY 10292-0001

NFSC FEBO #JH 1-048267                       C                   5.18%
Sean Broderick
Elizabeth A. Broderick
4001 Alameda De Las Pulgas
San Mateo CA 94403-4106

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603 was organized in 1968 and as of September 30, 2003 had approximately $28 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $140 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement"), with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

         Average Daily Net Assets                    Annual Rate
         ------------------------                    -----------

         First $500,000,000                          0.55%
         Amount over $500,000,000*                   0.50%

*Breakpoint added as of the close of business on June 30, 2003.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended August 31, 2001 and 2003, the advisory fees paid by the Fund to the Adviser amounted to $2,163,355 and $2,068,974, respectively. However, a portion of such fees were not imposed pursuant to the voluntary fee reduction and expense limitation arrangements then in effect, which was terminated effective December 31, 2000. For the fiscal years ended August 31, 2001 and 2003. the advisory fees actually payable to the Fund amounted to $2,068,974 and $2,163,355, respectively. For the fiscal years ended August 31, 2002 and 2003, the Fund paid the Adviser fees of $2,246,037 and $2,232,900, respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients, for which the Adviser renders investment advice, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.


In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:


o The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable corporate debt funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds.

o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser.


The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contract is in the Fund's best interest. The Independent Trustees believe that the advisory contract will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel o the Independent Trustees and counsel to the Fund.


The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid Adviser $78,071, $86,333 and $137,986, respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix D.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended August 31, 2001, 2002 and 2003 were $334,288, $172,654 and
$344,225, respectively, and $33,976, $19,960 and $44,422, respectively, were retained by John Hancock Funds in 2001, 2002 and 2003, respectively. Total underwriting commissions for sales of the Fund's Class C shares for the fiscal years ended August 31, 2001, 2002 and 2003 were $25,320, $52,352 and $38,251, respectively. Of such amounts, no commissions were retained by John Hancock Funds. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Investment Company Act"). Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.15% for Class A shares and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. John Hancock Funds has agreed to limit the payment of expenses under the Fund's Class B Plan to 0.90% of the average daily net assets of its Class B shares. Effective January 1, 2002, the limitation was removed. The distribution fee will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate Class B and/or Class C Plans expenses at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended August 31, 2003, an aggregate of $5,799,136 of distribution expenses or 9.29% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended August 31, 2003, an aggregate of $0 distribution expenses or 0% of the average net assets of the Class C shares of the Fund was not reimbursed or recovered by John Hancock Funds through receipt of deferred sales charges or 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by the vote of a majority of the Independent Trustees, (b) by the vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended August 31, 2003, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                  Expense Items
                                  -------------

                            Printing and                                 Interest,
                             Mailing of                   Expenses of   Carrying or
                           Prospectus to   Compensation       John         Other
                                New         to Selling       Hancock      Finance
             Advertising    Shareholders      Brokers         Funds       Charges
             -----------    ------------      -------         -----       -------
   Class A     $39,258         $1,174        $341,126       $119,305         $0
   Class B     $43,710         $1,343        $449,490       $129,944         $0
   Class C     $10,635         $  514        $ 57,216       $ 27,888         $0


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pays compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) the 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                      Broker receives         Broker receives 12b-
                              Sales charge            maximum                 1 service fee             Total broker
                              paid by investors       reallowance             (% of net                Compensation (1)
Class A investments           (% of offering price)   (% of offering price)   investment)(3)         (% of offering price)
-------------------           ---------------------   ---------------------   --------------         ---------------------
Up to $99,999                 4.50%                   3.76%                   0.25%                  4.00%
$100,000 - $249,999           3.75%                   3.01%                   0.25%                  3.25%
$250,000 - $499,999           3.00%                   2.26%                   0.25%                  2.50%
$500,000 - $999,999           2.00%                   1.51%                   0.25%                  1.75%

Investments of Class A
shares of
$1 million or more (4)
----------------------

First $1M - $4,999,999        --                      0.75%                   0.25%                  1.00%(2)
Next $1 - $5M above that      --                      0.25%                   0.25%                  0.50%
Next $1 and more above that   --                      0.00%                   0.25%                  0.25%

                                                      Broker receives         Broker receives 12b-
                                                      maximum                 1 service fee             Total broker
                                                      reallowance             (% of net                Compensation (1)
Class B investments                                   (% of offering price)   investment)(3)         (% of offering price)
-------------------                                   ---------------------   --------------         ---------------------
All amounts                   --                      3.75%                   0.25%                  4.00%

                                                      Broker receives         Broker receives 12b-
                                                      maximum                 1 service fee             Total broker
                                                      reallowance             (% of net                Compensation (1)
Class C investments                                   (% of offering price)   investment)(3)         (% of offering price)
-------------------                                   ---------------------   --------------         ---------------------

Over $1,000,000 or amounts    --                      0.75%                   0.25%                   1.00%
purchased at NAV
All other amounts             1.00%                   1.75%                   0.25%                   2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.


(2) Group investments may be eligible for 1% on asset levels of $5 million and higher.


(3)   After first year broker receives 12b-1 service fees quarterly in arrears.


(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.


CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.


Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.


Short-Term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

         o A Trustee or officer of the Trust; a Director or officer of the Fund; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


         o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch financial consultant for further information.


         o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

         o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities Exchange and Commission.


         o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year of the inception of the plan, a CDSC will be imposed at the following rate:


         Amount Invested                                           CDSC Rate
         ---------------                                           ---------

         $1 to $4,999,000                                              1.00%
         Next $5 million to $9,999,999                                 0.50%
         Amounts of $10 million and over                               0.25%

Class C shares may be offered without a front-end sales charge to:

o    Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)


o An investor who buys through a Merrill Lynch omnibus account, or Edward Jones, UBS Financial Securities LLC, Quick & Reilly, Inc., Raymond James Financial Services or Raymond James & Associates, Wedbush Morgan Securities, Inc., Stifel Nicolaus & Company Incorporated, Wachovia Securities LLC, Wachovia Securities Financial Network LLC, RBC Dain Rauscher, Legg Mason Wood Walker, Inc., LPL Financial Services, and First Clearing LLC will also offer Class C shares without front-end sales charges. However, a CDSC may apply if the shares are sold within 12 months of purchase.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information. Merrill Lynch retirement plans are waived from CDSC.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments pursuant to a Letter of Intention ("LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs) SIMPLE, SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI. Such an investment (including accumulations and combinations but not including reinvestment dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed 0ithin six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                $600.00
     o *Minus Appreciation ($12 - $10) x 100 shares                              (200.00)
     o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)   (120.00)
                                                                                 -------
     o Amount subject to CDSC                                                    $280.00

*The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to Trust accounts unless Trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemption of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan and

Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-
Distribution            (401 (k),                                            Rollover          retirement
                        MPP, PSP)
                        457 & 408
                        (SEPs &
                        Simple IRAs)
---------------------------------------------------------------------------------------------------------------
Death or                Waived            Waived            Waived           Waived            Waived
Disability
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and            annuity           annuity           annuity          annuity           value annually
Class C only)           payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments          payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS


Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.



The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase fund expenses. To protect the interests of other investors in the Fund, the Fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the Fund, are engaging in market timing. For these purposes, the Fund may consider an investor's trading history in the Fund or other John Hancock funds, and accounts under common ownership or control. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on the purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.



The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.


A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------


Class A and Class C shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Contract Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of one series of shares of the Fund. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A , Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable by the Fund, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Fund shall be liable for the liabilities of any other series. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an authorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

Federal Income Taxation

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its tax-exempt interest and taxable income (including net realized capital gains, if any) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

The Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, if available, the exemption of such interest from California personal income taxation. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of the Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" thereof under Section 147(a) with respect to any of the tax-exempt obligations held by the Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's exempt- interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Although all or a substantial portion of the dividends paid by the Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

Distributions other than exempt-interest dividends from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from the Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or
(ii) capital gains from the sale or constructive sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce the Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of the Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of the Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of a pro rata share of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Fund has $5,304,234 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various times and amounts from August 31, 2004 through August 31, 2011.

The Fund's dividends and capital gain distributions will not qualify as qualified dividend income as provided under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund's dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.


The Fund may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. If the Fund invests in these debt obligations, it will address these issues in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and seek to avoid Federal income or excise tax.

The Fund is required to accrue original issue discount ("OID") on certain debt securities (including zero coupon or deferred payment obligations) that have OID prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options and futures contracts or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.

The Federal income tax rules applicable to certain structured or indexed securities, interest rate swaps, caps, floors and collars, dollar rolls and possibly other investments or transactions are unclear in certain respects, and the Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, the Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain (subject to tax distribution requirements) if an option, future, notional principal contract or a combination thereof is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Some of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as insurance companies and financial institutions. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes, except as described below under "State Taxation." Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

STATE INCOME TAX INFORMATION

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

California Taxes

The following discussion assumes that the Fund will be qualified as a regulated investment company under subchapter M of the Code and will be qualified thereunder to pay exempt interest dividends.

Individual shareholders of the Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federal exempt-interest dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations the interest on which is exempt from California personal income taxation, provided that at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of such obligations. Distributions to individual shareholders derived from interest on Tax-Exempt Securities issued by governmental authorities in states other than California or on other obligations or investments the interest or other income on which is not exempt from California personal income taxation and short-term capital gains will be taxed as dividends for purposes of California personal income taxation. The Fund's long-term capital gains for Federal income tax purposes that are distributed to the shareholders will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from a sale or redemption of shares will be recognized in the year of the sale or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

Generally, corporate shareholders of the Fund subject to the California franchise tax will be required to include any gain on a sale or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax.

The Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders.

Shares of the Fund will be exempt from local property taxes in California.

Shares of the Fund will not be excludable from the taxable estates of deceased California resident shareholders for purposes of the California estate and generation skipping taxes. California estate and generation skipping taxes are creditable against the corresponding Federal taxes.

The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

CALCULATION OF PERFORMANCE


For the 30-day period ended August 31, 2003, the annualized yields of the Fund's Class A, Class B and Class C shares were 4.62%, 3.99% and 3.95%, respectively.

As of August 31, 2003, the average annual total returns before taxes of the Class A shares of the Fund for the one, five and ten year periods were -4.03%, 3.05% and 4.75%, respectively.

As of August 31, 2003, the average annual returns before taxes for the Fund's Class B shares for the one, five and ten year periods were -5.16%, 2.86% and 4.60%, respectively.

As of August 31, 2003, the average annual returns before taxes for the Fund's Class C shares for the one year period and since the commencement of operations on April 1, 1999 were -2.30% and 2.83%, respectively.

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:


      n
P(1+T)  = ERV

Where:
      P=  a hypothetical initial payment of $1,000.
      T=  average annual total return
      n=  number of years
    ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D

Where:
      P=  a hypothetical initial payment of $1,000.
      T= average annual total return (after taxes on distributions) n= number of years
   ATV =  ending value of a hypothetical $1,000 payment made at
      D   the beginning of the 1-year, 5-year, or 10-year periods
          (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             DR

Where:
      P=  a hypothetical initial payment of $1,000.
      T= average annual total return (after taxes on distributions and redemption)
      n=  number of years
  ATV  =  ending value of a hypothetical $1,000 payment made at
     DR   the beginning of the 1-year, 5-year or 10-year periods
          (or fractional portion), after taxes on fund distributions and redemption.

Because each share has its own sales charge and fee structure, the classes have different performance results. In the case each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, where applicable) on the last day of the period, according to the following standard formula:

                           6
Yield = 2 ( [ ( a-b ) +1 ] - 1 )
                ---
                cd

Where:

      a=  dividends and interest earned during the period.
      b=  net expenses accrued during the period.
      c= the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
      d= the maximum offering price per share on the last day of the period (NAV where applicable).


The Fund may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yields for the Fund's Class A, Class B and Class C shares at the combined maximum federal and California tax rates, which assumes the full deductibility of state income taxes on the federal income tax return, for the 30-day period ended August 31, 2003 were 7.84%, 6.77% and 6.70%, respectively.


From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers to reflect a "spread." Investment in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transaction. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent, statistical assistance furnished to the Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. For the fiscal year ended August 31, 2003, the Fund did not pay compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities.

Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid negotiated brokerage commissions of $420, $525 and $140, respectively.

The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, that is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or Affiliated Broker"). For the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions to any Affiliated Broker.


Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transaction as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $17.00 for each Class A shareholder account and $19.50 for each Class B shareholder account and $18.50 for each Class C shareholder account. The Fund also pays Signature Services an annual fee of 0.01% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS


The independent auditors of the Fund are Deloitte & Touche, LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche, LLP audits and renders opinions on the Fund's annual financial statements and reviews the Fund's annual Federal income tax returns. Until August 31, 2002, the independent auditors of the Fund were Ernst & Young LLP 200 Clarendon Street, Boston, Massachusetts 02116.

APPENDIX A - DESCRIPTION OF INVESTMENT RISK

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., futures and related options; securities and index options, swaps, caps, floors, collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Common to all debt securities.(e.g. borrowing; reverse repurchase agreements, repurchase agreements, financial futures and options; securities and index options, securities lending, non-investment grade debt securities, private activity bonds, participation interests and structured securities, swaps, caps, floors, collars).

Information risk The risk that key information about a security or market is inaccurate or unavailable. Common to all municipal securities. (e.g. non-investment grade debt securities, private activity bonds and participation interests).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g. financial futures and options; securities and index options, non-investment grade debt securities, private activity bonds, participation interests, structured securities and swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. financial futures and options; securities and index options, non-investment-grade debt securities, restricted and illiquid securities, participation interests, swaps, caps, floors, collars , structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. financial futures and options; securities and index options, short-term trading, when-issued securities and forward commitments, non-investment-grade debt securities, restricted and illiquid securities, structured securities).

Natural event risk The risk of losses attributable to natural disasters, such as earthquakes and similar events. (e.g. private activity bonds).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g. financial futures and options; securities and index options, when-issued securities and forward commitments).

Political risk The risk of losses attributable to government or political actions of any sort. (e.g. private activity bonds).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.(e.g. non-investment-grade debt securities, Restricted and illiquid securities, participation interests, structured securities, swaps, caps, floors, collars).

APPENDIX B - DESCRIPTION OF BOND RATINGS

TAX EXEMPT BOND RATINGS

         Below is a description of the five ratings that may apply to the Fund's investments in Tax-Exempt Bonds.

Tax-Exempt Bond Ratings

         Moody's describes its five highest ratings for Tax-Exempt Bonds as follows:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         The five highest ratings of Standard & Poor's for Tax-Exempt Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade) and BB:

         AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

Fitch describes its ratings for Tax-Exempt Bonds as follows:

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foresee future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short-term run. Symbols used will be as follows:

         MIG 1 Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG 2 Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         MIG 3 Loans bearing this designation are of favorable quality, with all securities elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

         Standard & Poor's ratings for state and municipal notes and other short-term loans are designated Standard & Poor's Grade (SP).

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.

         SP-3     Speculative capacity to pay principal and interest.

         Fitch Ratings for short-term debt obligations that are payable on demand or have original maturities of up to three years including commercial paper, certificates of deposits, medium term notes and municipal and investment notes are designated by the following ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin for safety is not as great as for issues assigned F-1+ and F-1 ratings.

         F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

APPENDIX C

EQUIVALENT YIELDS:
Tax Exempt Versus Taxable Income for 2003


The table below shows the effect of the tax status of California Tax Exempt Securities on the yield received by their holders under the regular federal income tax and California personal income tax laws. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of California Tax Exempt Securities yielding from 4.0% to 10.0%.

                                                IN CALIFORNIA, A TAX-EXEMPT YIELD OF:
                                  -------------------------------------------------------------------------
                                  2003
                                  Marginal
                                  Combined
Single Return      Joint Return   California
-------------      ------------   And Federal
(Taxable Income)                  Income Tax    4.0%    5.0%    6.0%    7.0%     8.0%     9.0%     10.0%
                                  Bracket*
-----------------------------------------------------------------------------------------------------------
                                                IS EQUIVALENT TO A TAXABLE YIELD OF:

$ 0 - 5,962        $ 0- 11,924    10.90%        4.49%   5.61%   6.73%   7.86%    8.98%    10.10%   11.22%
$ 5,962 -          $ 11,925 -     11.80%        4.54%   5.67%   6.80%   7.94%    9.07%    10.20%   11.34%
  7,000              14,000
$ 7,001 -          $ 14,001 -     16.70%        4.80%   6.00%   7.20%   8.40%    9.60%    10.80%   12.00%
  14,133             28,266
$ 14,134 -         $ 28,267 -     18.40%        4.90%   6.13%   7.35%   8.58%    9.80%    11.03%   12.25%
  22,306             44,612
$ 22,307 -         $ 44,613 -     20.10%        5.01%   6.26%   7.51%   8.76%    10.01%   11.26%   12.52%
  28,400             56,800
$ 28,401 -         $ 56,801 -     29.50%        5.67%   7.09%   8.51%   9.93%    11.35%   12.77%   14.18%
  30,965             61,930
$ 30,966 -         $ 61,931 -     31.00%        5.80%   7.25%   8.70%   10.14%   11.59%   13.04%   14.49%
  39,133             78,266
$ 39,134 -         $ 78,267 -     31.98%        5.88%   7.35%   8.82%   10.29%   11.76%   13.23%   14.70%
  68,800             114,650
$ 68,801 -         $ 114,651 -    34.70%        6.13%   7.66%   9.19%   10.72%   12.25%   13.78%   15.31%
  143,500            174,700
$ 143,501 -        $ 174,701 -    39.23%        6.58%   8.23%   9.87%   11.52%   13.16%   14.81%   16.46%
  311,950            311,950
$ 311,951 -        $ 311.951 -    41.05%        6.78%   8.48%   10.18%  11.87%   13.57%   15.27%   16.96%
  OVER               OVER

----------
* The marginal combined bracket includes the effect of deducting state taxes on your federal tax return.

The chart is for illustrative purposes only and is not intended to project performance of the Fund.

While the Fund principally invests in obligations exempt from federal and California state income taxes, a portion of the Fund's distributions may be subject to these taxes or to the alternative minimum tax.

California state income tax rates and brackets have not yet been set for 2004. This may result in higher or lower actual rates. The above chart is intended for estimation only.

APPENDIX D

SUMMARY OF PROXY VOTING

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if the:
     o    plan dilution is more than 10% of outstanding common stock,
     o plan allows for non-qualified options to be priced at less than 85% of the fair market value on the grant date,
     o company allows or has allowed the re-pricing or replacement of underwater options in the past fiscal year (or the exchange of underwater options).

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     o the plan allows stock to be purchased at less than 85% of fair market value;
     o    this plan dilutes outstanding common equity greater than 10%
     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity.

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     o    change the company name;
     o    approve other business;
     o    adjourn meetings;
     o    make technical amendments to the by-laws or charters;
     o    approve financial statements;
     o    approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
     o    calling for shareholder ratification of auditors;
     o    calling for auditors to attend annual meetings;
     o    seeking to increase board independence;
     o    requiring minimum stock ownership by directors;
     o seeking to create a nominating committee or to increase the independence of the nominating committee;
     o    seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2003 Annual Report to Shareholders for the year ended August 31, 2003; (filed electronically on October 30, 2003, accession number 0000856671-03-000003) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock California Tax-Free Income Fund (file nos. 811-5979 and 33-31675).

John Hancock California Tax-Free Income Fund
 John Hancock California Tax-Free Income Fund

Statement of Assets and Liabilities as of August 31, 2003.
Statement of Operations for the year ended August 31, 2003.
Statement of Changes in Net Assets for each of the two years in the period ended
 August 31, 2003.
Notes to Financial Statements.
Financial Highlights for each of the five years in the period ended August 31,
 2003.
Schedule of Investments as of August 31, 2003.
Report of Independent Auditors.

                  John Hancock California Tax-Free Income Fund

                                    PART C.

                               OTHER INFORMATION

Item 23. Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25. Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

"Section 5.06.  Indemnification and Exculpation."
                 -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

          (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Article IX of the By-Laws of John Hancock Advisers, Inc. ("the Adviser") provide as follows:

Item 26. Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Investment Trust III and John Hancock Equity Trust.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Maureen Ford Goldfarb                Director, Chairman, President          Trustee, Chairman, President
101 Huntington Avenue                and Chief Executive Officer             and Chief Executive Officer
Boston, Massachusetts

Robert H. Watts                         Director, Executive Vice                      None
John Hancock Place               President and Chief Compliance Officer
P.O. Box 111
Boston, Massachusetts

Richard A. Brown                       Senior Vice President,                   Senior Vice President
101 Huntington Avenue                 Chief Financial Officer                and Chief Financial Officer
Boston, Massachusetts                     and Treasurer

Susan S. Newton                         Senior Vice President,               Senior Vice President, Chief
101 Huntington Avenue                    Chief Legal Officer                 Legal Officer and Secretary
Boston, Massachusetts                       and Secretary

William H. King                          Vice President and                 Vice President and Treasurer
101 Huntington Avenue                         Treasurer
Boston, Massachusetts

Jeffrey H. Long                      Vice President, Controller and                  None
101 Huntington Avenue                    Assistant Treasurer
Boston, Massachusetts

Keith F. Hartstein                     Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Karen F. Walsh                               Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

Gary Cronin                                  Senior Vice President                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John T. Litzow                               Senior Vice President                   None
101 Huntington Avenue
Boston, Massachusetts


                                      C-3


       Name and Principal                 Positions and Offices              Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Kristine McManus                              Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Thomas E. Moloney                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                             Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                                Director                              Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                           Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Mark C. Lapman                                  Director                              None
53 State Street
Boston, Massachusetts

Thomas H. Connors                               Vice President and                    Vice President
101 Huntington Avenue                           Compliance Officer                    and Compliance
Boston, Massachusetts                                                                 Officer


     (c) None.

Item 28. Location of Accounts and Records

     Registrant  maintains  the records  required to be  maintained  by it under
     Rules 31a-1 (a), 31a-1(b), and 31a-2(a) under the Investment Company Act of
     1940 at its principal  executive offices at 101 Huntington  Avenue,  Boston
     Massachusetts  02199-7603.  Certain records,  including records relating to
     the  Registrant's   shareholders   and  the  physical   possession  of  its
     securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's Transfer Agent and Custodian.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     (a) Not Applicable



                                       C-4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the State of Massachusetts on the 29th day of December, 2003.

                        JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND


                             By:               *
                                ------------------------------------
                                Maureen Ford Goldfarb
                                Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                        Title                                        Date
       ---------                        -----                                        ----

             *
------------------------                Trustee, Chairman, President             December 29, 2003
Maureen Ford Goldfarb                   and Chief Executive Officer

             *
------------------------                Trustee, Vice Chairman, President
Richard A. Brown                        and Chief Financial Officer


/s/William H. King                      Vice President, Treasurer
------------------------                (Chief Accounting Officer)
William H. King

             *
------------------------                Trustee
James F. Carlin

             *
------------------------                Trustee
William H. Cunningham

             *
------------------------                Trustee
John M. DeCiccio

             *
------------------------                Trustee
Ronald R. Dion

             *
------------------------                Trustee
Charles L. Ladner

             *
------------------------                Trustee
Steven R. Pruchansky

             *
------------------------                Trustee
Norman H. Smith

              *
------------------------                Trustee
John P. Toolan


*By:     /s/Susan S. Newton                                                     December 29, 2003
         -------------------
         Susan S. Newton
         under Powers of Attorney dated
         June 21, 2000 and June 6, 2000.
         Powers of Attorney dated
         May 22, 2001, June 23, 2001
         and September 12, 2001.


                                       C-5


                  John Hancock California Tax-Free Income Fund

                                INDEX TO EXHIBITS

99.(a) Articles of Incorporation. Amended and Restated Declaration of Trust dated July 1, 1996.**

99.(a).1   Amendment of Section 5.11 and Establishment and Designation of Class
           C Shares of Beneficial Interest of John Hancock California Tax-Free
           Income Fund dated December 8, 1998.******

99.(a).2   Instrument Fixing the Number of Trustees and Appointing Individual to
           Fill Vacancy dated December 7, 1999.*******

99.(b)     By-Laws.  Amended and Restated By-Laws dated November 19, 1996.**

99.(b).1 Amendment to By-Laws for all open end funds to add Abdtentions and Broker Non-Votes effective March 1, 2002.#

99.(c) Instruments Defining Rights of Security Holders. See Exhibit 99.(a) and 99.(b).

99.(d)     Investment Advisory Contracts.  Investment Advisory Agreement between
           John Hancock Advisers, Inc. and the Registrant.*

99.(e)     Underwriting Contracts.  Distribution Agreement between John Hancock
           Funds, Inc. and the Registrant.*

99.(e).1   Form of  Financial Institution Sales and Service Agreement.*

99.(e).2   Form of Soliciting Dealer Agreement between John Hancock Broker
           Distribution Services, Inc. and Selected Dealers.****

99.(f)     Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g)     Custodian Agreements. Custody Agreement between John Hancock Mutual
           Funds and Bank of New York dated September 10, 2001.********

99.(h)     Other Material Contracts.  Amended and Restated Master Transfer
           Agency and Service Agreement between John Hancock Funds and John
           Hancock Signature Services, Inc. dated June 1, 1998.***

99.(h).1   Amendment to the Amended and Restated Master Transfer Agency and
           Service Agreement between John Hancock Funds and John Hancock
           Signature Services, Inc. dated June 1, 1998 Anti-Money Laundering and Privacy effective July 1, 2003.+

99.(i)     Legal Opinion.+

99.(j)     Other Opinions. Auditors' Consents. +

99.(k)     Omitted Financial Statements.  Not Applicable.

99.(l)     Initial Capital Agreements.  None.

99.(m)     Rule 12b-1 Plan.  Class A Distribution Plan between Registrant and
           John Hancock Funds, Inc.*

99.(m).1   Class B Distribution Plan between Registrant and John Hancock Funds,
           Inc. *

99.(m).2 Rule 12-b1 Plan. Amended and Restated Distribution Plan for Class C shares between John Hancock California Tax-Free Income Fund and John
           Hancock Funds, Inc. dated April 1, 1999.******

99.(n)     Financial Data Schedule. Not Applicable

99.(o)     Rule 18f-3 Plan.  John Hancock Funds Class A and Class B Multiple
           Class Plan Pursuant to Rule 18f-3 dated May 1, 1998.***

99.(o).1   John Hancock Funds Class A, Class B and Class C amended and restated
           Multiple Class Plan pursuant to Rule 18f-3 for John Hancock
           California Tax-Free Income Fund dated April 1, 1999.*****

99.(p) Code of Ethics. John Hancock Advisers, LLC and each John Hancock fund dated March 15, 2003.+


                                      C-6



* Previously filed electronically with post-effective amendment no. 9, (file nos. 33-31675 and 811-5979) on April 19, 1995, accession number
      0000950135-95-000965.

** Previously filed electronically with post-effective amendment no. 14 (file nos. 33-31675 and 811-5979) on December 20, 1996, accession number
      0001015021-96-000223.

*** Previously filed electronically with post-effective amendment no. 16 (file nos. 33-31675 and 811-5979) on October 13, 1998, accession number
      0001010521-98-000358.

**** Previously filed electronically with post-effective amendment no. 17 (file nos. 33-31675 and 811-5979) on December 28, 1998, accession number
      0001010521-98-000403.

***** Previously filed electronically with post-effective amendment no. 18 (file nos. 33-31675 and 811-5979) on January 25, 1999, accession number
      0001010521-99-000055.

****** Previously filed electronically with post-effective amendment no. 19
       (file nos. 33-31675 and 811-5979) on December 27, 1999, accession number
       0001010521-99-000394.

******* Previously filed electronically with post-effective amendment no. 20
        (file nos. 33-31675 and 811-5979) on October 25, 2000, accession number
        0001010521-00-000436.

******** Previously filed electronically with post-effective amendment no. 22
         (file nos. 33-31675 and 811-5979) on October 30, 2001, accession number
         0001010521-01-500239.

#        Previously filed electronically with post-effective amendment no. 24
         (file nos. 33-31675 and 811-5979) on December 27, 2002, accession number
         0001010521-02-000367.

+    Filed herewith.

                                      C-7